As filed with the Securities and Exchange Commission on August 12, 2020

1933 Act Registration No. 333-67552

1940 Act Registration No. 811-10467

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 52	☒
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 52	☒

(Check appropriate box or boxes.)

CAUSEWAY CAPITAL MANAGEMENT TRUST

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard

c/o Causeway Capital Management LLC

15th Floor

Los Angeles, CA 90025

(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 947-7000

Copies to:

The Corporation Trust Company Corporation Trust Center 1209 Orange Street Wilmington, DE 19801 (Name and address of agent for service)	MARK D. PERLOW Dechert LLP One Bush Street, Suite 1600 San Francisco, CA 94104 Telephone: (415) 262-4530 Facsimile: (415) 262-4555

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☐	On pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction in which the offer or sale is not permitted.

Subject to completion

Preliminary Prospectus dated August 12, 2020

Causeway Concentrated Equity Fund

Institutional Class ([                ])

Investor Class ([                ])

Prospectus

October [    ], 2020

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the shareholder reports of the Fund (defined below), unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.causewayfunds.com/documents/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or call 1-866-947-7000 (for accounts held directly with the Fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you receive paper copies of your shareholder reports. If you invest directly with a Fund, you may inform the Fund that you wish to receive paper copies of your shareholder reports by contacting us at 1-866-947-7000. Your election to receive reports in paper will apply to all Causeway funds held with Causeway Capital Management Trust or through your financial intermediary.

This Prospectus contains information about Causeway Concentrated Equity Fund (the “Fund”), which is a diversified series of Causeway Capital Management Trust (the “Trust”). Causeway Capital Management LLC, the Fund’s investment adviser, is referred to below as the “Investment Adviser.”

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Causeway Concentrated Equity Fund

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	[	]%	[ ]%
Other Expenses (1)	[	]%	[ ]%
Shareholder Service Fees	None		0.25%
Total Annual Fund Operating Expenses	[	]%	[ ]%
Expense Reimbursement (2)	[	]%	[ ]%
Total Annual Fund Operating Expenses
After Expense Reimbursement	[	]%	[ ]%

(1)	Based on estimates for the current fiscal year.

(2)

Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding [    ]% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2022 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2022 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years
Institutional Class	$	[	]	$	[	]
Investor Class	$	[	]	$	[	]

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, it does not yet have a portfolio turnover rate to present.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund invests at least 80% of its total assets in equity securities of companies in the U.S and in developed and emerging countries outside the U.S. The Fund will typically hold between 25 and 35 investments. Equity securities include common stock, preferred and preference stock, depositary receipts and other similar securities.

When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of companies throughout the developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 4,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. This process results in return forecasts for a closely followed group of potential investment candidates. The next step is a quantitative optimization using forecast annualized returns, forecast annualized volatility risk, and other inputs to produce proposed portfolio weights for investment candidates. To select particular investments, the Investment Adviser performs further fundamental research on the optimized portfolio, which generally includes company-specific and industry-specific research to assess the suitability of individual securities for a concentrated portfolio. The Investment Adviser may apply multiple rounds of optimization and fundamental research before making investments.

Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings ratio and yield are the most important factors.

The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country. Under normal

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circumstances, the Fund will invest all of its total assets in companies in at least three countries. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

What are the main risks of investing in the Fund?

Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. Because the Fund will have a limited number of investments, the risks associated with any particular investment are magnified. The Investment Adviser’s use of quantitative screens and techniques, as well as the portfolio optimizer, may be adversely affected if it relies on erroneous or outdated data. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

Foreign and Emerging Markets Risk. In addition, because the Fund invests a significant portion of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Value Stock Risk. Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the MSCI ACWI Index (Gross).

See “Investment Risks” beginning on page 10 for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities as well as U.S. securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets securities.

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•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

Performance

The Fund has not commenced operations as of the date of this Prospectus and does not yet have a full calendar year of performance to present. Once the Fund has been in operation for a full calendar year, a bar chart and performance table will be provided showing some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for relevant periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) will not necessarily indicate how it will perform in the future. For current performance information, please visit www.causewayfunds.com.

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Steven Nguyen, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Joe Gubler, CFA, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2020.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com. Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

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Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

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Fund Details

Investment Objective and Principal Investment Strategies

The investment objective of the Fund is to seek long-term growth of capital. No assurance can be given that the investment objective of the Fund will be realized. The Fund’s investment objective is non-fundamental, and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ written notice.

The Fund seeks to achieve its investment objective using the primary investment strategies described below.

Causeway Concentrated Equity Fund

The Fund invests at least 80% of its total assets in equity securities of companies in the U.S and in developed and emerging countries outside the U.S. The Fund will typically hold between 25 and 35 investments. Equity securities include common stock, preferred and preference stock, depositary receipts and other similar securities.

When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of companies throughout the developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 4,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. This process results in return forecasts for a closely followed group of potential investment candidates. The next step is a quantitative optimization using forecast annualized returns, forecast annualized volatility risk, and other inputs to produce proposed portfolio weights for investment candidates. To select particular investments, the Investment Adviser performs further fundamental research on the optimized portfolio, which generally includes company-specific and industry-specific research to assess the suitability of individual securities for a concentrated portfolio. The Investment Adviser may apply multiple rounds of optimization and fundamental research before making investments.

Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings ratio and yield are the most important factors.

The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country. Under normal

8

circumstances, the Fund will invest all of its total assets in companies in at least three countries. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

Additional Investment Information

Money Market Investments

To meet redemptions or when waiting to invest cash receipts, the Fund may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments. A larger percentage of such investments could moderate the Fund’s investment results. Also, the Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, and other money market instruments in response to adverse market, economic or political conditions. The Fund may not achieve its investment objective using this type of investing.

Information About the Fund’s Index

Information about the Fund’s benchmark index appears below. The Fund’s returns will not necessarily be similar to the returns of its benchmark index.

The benchmark index for the Fund is the MSCI ACWI Index. The MSCI ACWI Index is a free float-adjusted market capitalization index, designed to measure the equity market performance of developed and emerging markets, consisting of 23 developed country indices, including the U.S, and 26 emerging market country indices. The index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and assumes no management, custody, transaction or other expenses.

MSCI has not approved, reviewed or produced this Prospectus, makes no express or implied warranties or representations and is not liable whatsoever for any data in this Prospectus.

Determining Where a Company Is Located

The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Fund’s Statement of Additional Information (“SAI”) discusses where an exchange-traded fund is located.

Environmental, Social and Corporate Governance Issues

As part of the Investment Adviser’s investment process, as summarized in this Prospectus, when evaluating investments and potential investments, it considers material environmental, social and corporate governance (“ESG”) issues. When evaluating potential benefits and risks of an investment, the Investment Adviser focuses on ESG issues that it believes may have a significant impact on a company’s performance during the Fund’s investment horizon. There are not universally agreed upon objective standards for assessing ESG issues for companies, and the Investment Adviser’s criteria and process for assessing ESG issues may differ from an investor’s or other person’s understanding of which ESG criteria should be used or how ESG issues should be analyzed. ESG issues tend to have many subjective characteristics, can be difficult to analyze, and frequently

9

involve a balancing of a company’s business plans, objectives, actual conduct and other factors. In addition, ESG issues can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors. Moreover, there is not universal acceptance of ESG analysis within the investment community.

Investment Risks

This section contains additional information about the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time. For more information about other types of investments the Fund may make, and about the risks of investing in the Fund, including risks associated with investments in particular countries, please see the Fund’s Statement of Additional Information (“SAI”), which is available upon request.

The Fund’s principal risks are listed below:

Market and Selection Risk

Market risk is the risk that the market will go down in value, including the possibility that such changes will be sharp and unpredictable. In addition, because the Fund will typically hold between 25 and 35 investments, which may be a smaller number of portfolio holdings than other similar funds, the Fund is more susceptible to adverse events impacting a particular issuer or sector than other similar funds with a larger number of portfolio holdings. The financial problems in global economies over the past several years may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected by the results of the June 2016 referendum in the United Kingdom, described below, or if one or more other countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

Following the results of the June 2016 United Kingdom Referendum to exit the European Union (“EU”), sometimes referred to as “Brexit,” the financial markets, including currency exchange rates, experienced increased volatility. The United Kingdom subsequently involved Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. In the days following the referendum vote, credit rating agencies downgraded the United Kingdom’s credit rating. In October 2019, the EU and United Kingdom agreed to the terms of an agreement for the United Kingdom’s withdrawal from the EU, and the United Kingdom left the EU on January 31, 2020. A transition period applies until December 31, 2020. During that transition period, EU law continues to apply to the United Kingdom, and the future EU — United Kingdom trade relationship will be formally negotiated. The United Kingdom government has indicated that it will not seek any extension to the transition period beyond December 31, 2020.

During the transition period, and following the withdrawal of the United Kingdom from the EU, there is likely to be considerable uncertainty as to the United Kingdom’s post-withdrawal and post-transition framework, and in particular as to the arrangements which will apply to its relationships with the EU and with other countries.

The full details and consequences of Brexit remain unclear, particularly with respect to the future relationship between the United Kingdom and the EU. Brexit may have a significant impact on the economies of the

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United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. Investors should be aware that events related to Brexit may introduce potentially significant uncertainties and instabilities in the financial markets, as well as potentially lower economic growth, in the United Kingdom, Europe and globally. In addition, other member states may contemplate departing the EU, which may cause political and economic instability in the region and cause additional market disruption in global financial markets. These uncertainties and instabilities could have an adverse impact on the business, financial condition, results of operations and prospects of the companies in which the Fund invests, and therefore the Fund, and certain of the Fund’s service providers and counterparties, and could therefore cause the value of your investment in the Fund to decrease.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Selection risk is the risk that the investments that the Fund’s portfolio managers select will underperform the market or other funds with similar investment objectives and investment strategies.

Management Risk

The Fund is subject to management risk as actively managed investment portfolios. The Investment Adviser’s opinion about the intrinsic worth of a company or security may be incorrect; the Investment Adviser may not make timely purchases or sales of securities for the Fund; the Fund’s investment objective may not be achieved; or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to dispose of certain securities holdings in a timely manner. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, policies, and procedures to manage actual or potential conflicts of interest, or other considerations may cause the Investment Adviser to restrict or prohibit participation in certain investments.

Operations Risk

The Fund may rely on various third-party sources to calculate its net asset value (“NAV”) and to provide other services. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover losses associated with such failures.

Issuer-Specific Risk

In addition, because the Fund will typically hold between 25 and 35 investments, which may be a smaller number of holdings than those held by other similar funds, the Fund is subject to increased issuer risk, including the risk that the value of a security may decline The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, due to a reason directly related to the issuer, such as management performance, financial leverage or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Foreign and Emerging Markets Risk

Foreign investments - including common stock, preferred and preference stocks, depositary receipts, participation notes or warrants, and exchange traded funds that invest in foreign securities - involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are

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higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties. These risks are also higher for investments in smaller capitalization companies. In particular, investments in foreign securities and related investments involve the following risks:

•

The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. For example, the price of oil has seen weakening global demand, which may negatively affect the economies of countries that rely on the energy industry. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•

Governmental actions – such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes – may adversely affect long investments in foreign markets.

•

The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell foreign securities or transfer its assets or income back to the U.S., or otherwise adversely affect the Fund’s operations.

•

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.

•

Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition or find reliable and current data to process using the Investment Adviser’s quantitative techniques.

•

Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

•

Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays.

•

Changes in currency exchange rates will affect the value of the Fund’s foreign holdings. Further, companies in foreign countries may conduct business or issue debt denominated in currencies other than their domestic currencies, creating additional risk if there is any disruption, abrupt change in the currency markets, or illiquidity in the trading of such currencies.

•

The Fund may (but is not obligated to) purchase and sell forward foreign currency contracts or swaps for the purpose of increasing or decreasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, or from or to the Eurozone region in the case of the euro. If the Fund makes these investments, the investments may not be effective as a hedge against currency fluctuations and can limit potential for growth in the value of the Fund. Currency forwards and swaps, like other derivatives, can be volatile and involve significant risks including counterparty risk, leverage risk, liquidity risk, credit risk, and basis risk (the risk that the value of the investment will not react in parallel with the value of underlying assets).

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•	The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•	International trade barriers or economic sanctions against foreign countries may adversely affect the Fund’s foreign holdings.

•

The Fund may directly invest in China A-Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Shanghai-Hong Kong or Shenzhen – Hong Kong Stock Connect links (“Stock Connect”). Trading through Stock Connect is subject to a number of risks including, among others, trading, clearance and settlement risks, currency exchange risks, political and economic instability, inflation, confiscatory taxation, nationalization, expropriation, Chinese securities market volatility, less reliable financial information, differences in accounting, auditing, and financial standards and requirements from those applicable to U.S. issuers, and uncertainty of implementation of existing law in the People’s Republic of China. Further developments are likely and there can be no assurance of Stock Connect’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

Dividend-Paying Stock Risk

The Fund’s investment in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. The prices of dividend-paying stocks may also decline as interest rates increase. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. In addition, depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available.

Small Cap Risk

The Fund may invest in smaller capitalization issuers. The values of securities of smaller, less well-known companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Smaller companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

Quantitative Analysis Risk

The Investment Adviser may use quantitative methods to supplement its fundamental research, as described in the Fund’s principal investment strategies. The Investment Adviser’s quantitative techniques may be adversely affected if it relies on erroneous or outdated data. In addition, any errors in the Investment Adviser’s quantitative methods may adversely affect the Fund’s performance.

Large Purchase/Redemption Risk

The Fund may be adversely affected when large shareholders purchase or redeem large amounts of shares, which may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large

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shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management. For example, the Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate negative effects experienced by the Fund.

Cybersecurity Risk

Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyber-attacks, which may result in financial losses to the Fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Investment Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Information about Portfolio Holdings

A description of the Fund’s policy and procedures with respect to the disclosure of its portfolio holdings is available in the SAI, which is available upon request.

If you would like further information about the Fund, including how it invests, please see the SAI.

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Management of the Fund

About the Investment Adviser

Causeway Capital Management LLC, the Fund’s Investment Adviser, manages the Fund’s investments under the overall supervision of the Board of Trustees. The Investment Adviser is responsible for making all investment decisions for the Fund. The Fund pays the Investment Adviser an annual management fee equal to [    ]% of its average daily net assets.

The Investment Adviser began operations as an investment adviser in June 2001. The Investment Adviser had approximately $[    ] billion in assets under management as of September 30, 2020. The Investment Adviser’s address is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. The Investment Adviser also serves as investment adviser to the other series of the Trust: Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund and Causeway International Small Cap Fund.

A discussion regarding the basis for the approval by the Board of Trustees of the Investment Advisory Agreement for the Fund will be contained in the Fund’s first Report to Shareholders.

About the Portfolio Managers

The Fund is managed by a team of portfolio managers comprised of Jonathan P. Eng, Harry W. Hartford, Sarah H. Ketterer, Ellen Lee, Conor Muldoon, Steven Nguyen, Alessandro Valentini, and Joe Gubler. Their backgrounds are described below.

Jonathan P. Eng is a director of the Investment Adviser. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“HW-MLIM”) in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has a BA in History and Economics from Brandeis University and an MBA from the Anderson Graduate School of Management at UCLA.

Harry W. Hartford is the president of the Investment Adviser. Mr. Hartford co-founded the Investment Adviser in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has a BA, with honors, in Economics from the University of Dublin, Trinity College, and an MSc in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

Sarah H. Ketterer is the chief executive officer of the Investment Adviser. Ms. Ketterer co-founded the Investment Adviser in June 2001. Prior to that, she was with HW-MLIM since 1996, where she was a managing director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has a BA in Economics and Political Science from Stanford University and an MBA from the Amos Tuck School, Dartmouth College.

Ellen Lee is a director of the Investment Adviser. She joined the firm in August 2007. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001 to 2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999 to 2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee has a BA in Business Administration from Seoul National University and an MBA from the Stanford Graduate School of Business.

Conor Muldoon is a director of the Investment Adviser. Mr. Muldoon joined the firm in June 2003. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison

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between institutional clients and investment managers within Fidelity. Mr. Muldoon has a BSc and an MA from the University of Dublin, Trinity College, and an MBA with high honors from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder.

Steven Nguyen is a director of the Investment Adviser. He joined the firm in April 2012. From 2006 to 2012, Mr. Nguyen was a Senior Credit Analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a Credit Analyst/Portfolio Manager in the corporate bond department of Allegiance Capital. Mr. Nguyen has a BA in Business Economics from Brown University, an MBA, with honors, from the UCLA Anderson School of Management, and is a CFA charterholder.

Alessandro Valentini is a director of the Investment Adviser. He joined the firm in July 2006. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, he worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York. Mr. Valentini has an MBA from Columbia Business School, with honors, an MA in Economics from Georgetown University and a BS, magna cum laude, from Georgetown University. He was inducted into the Beta Gamma Sigma honors society, is a Phi Beta Kappa member, and is a CFA charterholder.

Joe Gubler, CFA, is a director of the Investment Adviser and performs quantitative research. He joined the Investment Adviser in April 2005. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the MonsterTRAK division of Monster.com. He was responsible for a cross-functional team that developed, enhanced, and maintained the software that powers the monstertrak.com website. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of companies, including the National Academy of Recording Arts and Sciences, the Recording Industry Association of America, Disney, NameSafe.com, and Array Networks. While studying astrophysics at UC San Diego, Mr. Gubler worked as a Graduate Research Assistant in the Jet Propulsion Laboratory’s stellar interferometry group. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. He is a CFA charterholder.

The SAI, which is available upon request, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund.

Other Information

This Prospectus and the SAI, any contracts filed as exhibits to the Trust’s registration statement, related regulatory filings, and any other Fund communications or disclosure documents do not create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents or enter into or amend other contracts, and interpret its investment objective, policies, restrictions and contractual provisions applicable to it without shareholder approval except where shareholder approval is specifically required by law or the Trust’s governing documents or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Prospectus or SAI. Further, shareholders are neither parties to nor intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Adviser or other parties providing services to the Fund.

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Investing in the Fund

Description of Classes

The Fund offers two classes of shares – Investor Class and Institutional Class. Each share class has its own expense structure. Each share class represents an ownership interest in the same investment portfolio.

Investor Class shares are for retail investors who meet the account minimum and investors purchasing shares through financial intermediaries authorized to make Investor Class shares available. Institutional Class shares are for institutions and individuals who meet the account minimum and investors purchasing through financial intermediaries authorized to make Institutional Class shares available.

Investor Class

•	no upfront or deferred sales charge

•	up to 0.25% annual shareholder service fee

•	higher annual expenses than Institutional Class

•	$5,000 minimum initial investment

•	no minimum for subsequent investments

Institutional Class

•	no upfront or deferred sales charge

•	no shareholder service fee

•	lower annual expenses than Investor Class

•	$1 million minimum initial investment

•	no minimum for subsequent investments

The account minimums for Institutional and Investor Class shares may be waived for employees and board members of the Investment Adviser (or its parent holding company) and Trustees of the Fund and their families, and for holders of shares purchased by clients of the Investment Adviser. The Fund’s officers or their delegates may, in their discretion, also waive or lower account minimums for customers of a financial intermediary or investment adviser if the aggregate investments of the customers of the financial intermediary or investment adviser meet the account minimum or are believed likely to meet the account minimum in the future, or if the customers of the financial intermediary or investment adviser in aggregate invest more than $1 million in the Trust.

If you are the beneficial owner of an Investor Class account or multiple Investor Class accounts held directly with the Fund and your total investment in the Fund exceeds $1 million, you may request the Fund to convert and/or exchange in kind your shares to Institutional Class shares. In addition, a financial intermediary or investment adviser whose customers in aggregate invest more than $1 million in the Trust may request the Fund to convert and/or exchange in kind its customers’ shares to Institutional Class shares. Your broker or other financial intermediary may also convert or exchange in kind your Institutional Class shares to Investor Class shares. To do so, your intermediary must have your authorization to convert your shares, and must provide shareholder services to you that are reasonable in relation to the shareholder service fees it will receive from the Fund. Your intermediary must be converting your shares as part of a plan to place you in a brokerage account with a combination of fees and services appropriate for you, and must have appropriately disclosed the fees and services associated with your brokerage account. It is your intermediary’s responsibility to meet these conditions and the Fund will not be able to confirm that it has done so.

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How to Purchase, Exchange and Sell Fund Shares

This section tells you how to purchase, exchange and sell (sometimes called “redeem”) shares of the Fund.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).

You may purchase shares directly by:

•	Mail

•	Telephone

•	Wire

•	Automated Clearing House (“ACH”), or

•	Internet (www.causewayfunds.com).

To purchase shares directly from us, complete and send in the Fund application. Individuals may also complete an application online. If you need an application or have questions, please call 1-866-947-7000 or visit www.causewayfunds.com. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to “Causeway Concentrated Equity Fund” and mail it to the Fund at: P.O. Box 219085, Kansas City, MO 64121-7159. The Fund cannot accept third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks for Fund shares. If you intend to pay by wire or through ACH please call 1-866-947-7000 for further instructions.

Internet transactions via the Fund’s website are available to existing shareholders and new individual shareholders. Institutions may not make an initial purchase of the Fund’s shares via the Internet. Visit www.causewayfunds.com and click on “Fund Account – Access” to view account information and perform subsequent purchases, exchanges and redemptions. Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or Internet transactions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

How to Exchange Fund Shares

You may exchange shares of one class of the Fund for shares of the same class of another fund that is a series of the Trust: the series are currently Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund and Causeway International Small Cap Fund. You may exchange shares on any Business Day, and may exchange shares directly by:

•	Mail, by writing to the Fund at the address listed under “How to Purchase Fund Shares” above and indicating the Causeway fund you wish to exchange,

•	Telephone, by calling 1-866-947-7000, or

•	Internet, at www.causewayfunds.com.

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You may also exchange shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers, but you will need to follow your institution’s procedures and may be subject to fees charged by your institution.

Exchanges will be subject to the minimum investment requirements for the Causeway fund into which you exchange your shares. To effect an exchange, you must exchange shares with a total value of at least $100, and exchanges are limited to a maximum of $250,000 for exchanges of Investor Class shares and $1 million for exchanges of Institutional Class shares, per transaction. An exchange of shares will have the same tax consequences as a redemption of shares. For example, if you exchange shares held in a taxable account that are worth more than when you purchased them, the gain (generally, the value at the time of the exchange less your cost) will be taxable. Conversions or exchanges between Classes of shares of the same Causeway fund are not subject to the above minimums.

The Fund may reject any exchange order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

Financial Intermediary Compensation

The Investment Adviser makes payments out of its own resources to certain brokers and financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, sales fees of up to 0.08% of sales of Fund shares, and annual asset-based charges of up to 0.16% of the average daily NAV of shares of the Fund serviced by the institution. Payments to certain intermediaries are subject to annual minimums of up to $25,000. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, please see the SAI or ask your salesperson or visit your financial intermediary’s website.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person (or the control person(s) and/or beneficial owners of legal entity customers) who opens an account.

What this means for you (or the control person(s) and/or beneficial owners of legal entity customers): when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for a copy of your driver’s license or other identifying documents. We will use these documents for the purpose of establishing and verifying your identity – we will not be obligated to follow the terms of any of these documents. We may not accept your new account application if you do not provide the required identifying information.

We will attempt to collect any missing information by contacting you or your broker. If we are unable to obtain the information within a timeframe established in our sole discretion, we may not accept your new account application.

We will attempt to verify your identity (or the control person(s) and/or beneficial owners of legal entity customers) in a timeframe established in our sole discretion. If we are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. If you purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase). If your account is closed, you may realize a gain or loss on the redeemed Fund shares and will be subject to resulting tax consequences.

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How Fund Shares are Priced

The price per Fund share (the offering price) will be the NAV next determined after the Fund receives your purchase or exchange order, provided that your purchase or exchange order contains all information and legal documentation necessary to process the order including, for new accounts, required identifying information described in “Customer Identification and Verification” above. The NAV for one Fund share is the value of that share’s portion of all of the net assets of the Fund.

The Fund calculates its NAV once each Business Day as of 4:00 p.m. Eastern Time, the normal close of regular trading of the NYSE. If, for example, the NYSE closes at 1:00 p.m. Eastern Time, the Fund’s NAV would still be determined as of 4:00 p.m. Eastern Time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless a fair value adjustment is appropriate. For you to receive the current Business Day’s NAV, the Fund or its authorized agent must receive your purchase or exchange order before 4:00 p.m. Eastern Time. Note that your financial intermediary may have earlier deadlines to receive your order. The Fund will use the next trading day’s NAV for a purchase, exchange or redemption order received after 4:00 p.m. Eastern Time.

In calculating NAV, the Fund generally values its investment portfolio at market price. The value of investments in any open-end investment companies that are not exchange-traded funds are based on their NAVs. If market prices are not readily available or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board.

For instance, if trading in a security has halted or suspended, a security has de-listed from a national exchange, a security has not traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market on which the security principally trades and before the time the Fund calculates NAV, the Fund’s Fair Value Committee may determine the security’s fair value. The Board has delegated the responsibility of making fair value determinations to the Fund’s Fair Value Committee in accordance with the Fund’s Pricing and Valuation Procedures. The Board has approved the use of a third-party fair valuation service to provide the Fund with fair value prices for certain securities held by the Fund.

Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem the Fund’s shares. It is possible that market timers or “arbitrageurs” may attempt to buy or sell Fund shares to profit from price movements in foreign markets not yet reflected in the Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The intended effect of the Fund’s use of fair value pricing is to more accurately determine the current market value of portfolio securities and to minimize the possibilities for time-zone arbitrage.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Fund uses fair value to price securities and may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund would obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account with a minimum of $100. You may begin regularly scheduled investments once a month.

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How to Sell Fund Shares

If you own your shares of the Fund directly, you may sell (redeem) your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-947-7000 or via the Internet at www.causewayfunds.com. To help protect investors from potential fraud, redemptions by telephone and via the Internet are limited to $50,000 per Business Day. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. If you would like to close your Fund account and have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). The sale price of each share will be the next NAV determined after the Fund receives your request.

Under normal market conditions, the Fund expects to meet redemption orders by using holdings of cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary or desirable. These methods may include, but are not limited to, the sale of portfolio holdings, the use of overdraft protection afforded by the Fund’s custodian, borrowing from a line of credit, or making payment with Fund securities or other Fund assets rather than cash (as further discussed in “Redemptions in Kind” below).

Systematic Withdrawal Plan

You may use the Systematic Withdrawal Plan to arrange monthly, quarterly or annual withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. To sell shares in a Systematic Withdrawal Plan, you need to have at least $5,000 in your account.

Receiving Your Money

Normally, if you are redeeming directly through the transfer agent, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you are redeeming through financial intermediaries, payments will be made on the settlement date agreed between the Trust and the intermediary or through the NSCC system (typically one to two business days, but potentially up to seven calendar days). If you recently purchased your shares by check or ACH, the Fund may delay mailing a redemption check until after your check or ACH has cleared (15 calendar days).

Signature Guarantee

A “Medallion” signature guarantee is a widely accepted way to protect shareholders by verifying a signature in certain circumstances including: (1) requests for redemptions in excess of $50,000, (2) all requests to wire redemption proceeds to a bank other than the bank previously designated on the account application, (3) requests to change or update banking instructions, and (4) redemption requests to send proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Medallion signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient. Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a Medallion signature guarantee. Please call 1-866-947-7000 for more information. The Fund participates in the Paperless Legal Program. Requests received with a Medallion signature guarantee will be reviewed to see if they have the proper criteria to meet the guidelines of the Program and may not require additional documentation.

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Redemptions in Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under certain conditions (including for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (a “redemption in kind”). The Fund also may, but is not required to, pay redemptions in kind at the request of a shareholder if the Fund’s officers believe that doing so would not hurt the Fund. It is unlikely that your shares would ever be redeemed in kind, but if they were, then in addition to taxes on any net capital gains from the redemption, you would probably have to pay transaction costs to sell the securities distributed to you. See “Taxes” below. In addition, securities redeemed in kind will be subject to market risk until sold by the shareholder.

Redemption Fee

The Fund does not currently charge a redemption fee. However, the Trust reserves the right to impose a redemption fee on the Fund in the future, upon appropriate notice to shareholders. While the Fund does not currently utilize redemption fees, the Board has adopted policies and procedures to deter excessive short-term trading in shares of the Fund. See “Excessive Short-Term Trading” below.

Involuntary Redemptions or Transfers of Your Shares

If your Investor Class account balance drops below $500 because of redemptions or exchanges, the Fund may redeem your shares. The Fund will give you at least 60 days’ written notice to give you time to add to your account and avoid the redemption of your shares. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. In addition, the Fund reserves the right to redeem all or some of your shares for any reason if it determines doing so would be in the best interests of the Fund or its shareholders.

Officers of the Trust may transfer accounts in Institutional Class shares that are below the minimum initial investment requirement to Investor Class shares, unless the account’s failure to meet the minimum is the result of market movement.

Unclaimed Property

If your account is deemed “abandoned” or “unclaimed” under state law, the Fund or intermediary may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state’s unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund’s transfer agent, the Fund’s distributor nor the Investment Adviser or their affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the Commission declares an emergency or for other reasons. See the Fund’s SAI for more information.

Online and Telephone Transactions

Individual investors may visit us online at www.causewayfunds.com to check your account balance and historical transactions, and make purchases or redemptions of Fund shares or exchanges into other Causeway

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funds. If you do not already have a login ID and password, you may establish online transaction privileges by enrolling on the website. Individuals automatically have the ability to establish these privileges, but will be required to enter into a user’s agreement through the website to enroll for the privileges. The website is generally not available for institutional investors.

Viewing information and purchasing, exchanging and selling Fund shares over the telephone or online is convenient, but not without risk. Although the Fund has safeguards and procedures to confirm the identity of telephone callers or online users, and the authenticity of instructions, the Fund and its service providers are not responsible for any losses or costs incurred by accessing information online or by following telephone or online instructions the Fund believes to be genuine. If you or your financial institution use the website or transact with the Fund over the telephone or online, you will generally bear the risk of any loss. In addition, during times of intense activity or website service interruptions, there may be delays in reaching the Fund or other inconveniences. If this occurs, you should consider using other methods to purchase, redeem or exchange shares Note that if you open an account online, your account will automatically permit telephone transactions.

Householding

The Fund takes advantage of the “Householding” Rule, which permits the delivery of one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address. Unless notified otherwise, the Fund will deliver one copy of the above referenced documents to the shareholder’s address. A shareholder may change this option at any time by calling 1-866-947-7000. Upon receiving such notification, the Fund will begin mailing individual copies of the above referenced documents to the shareholder within approximately 30 days.

Shareholder Service Fees

The Fund has adopted a shareholder service plan for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries annual fees of up to 0.25% of average daily net assets for non-distribution services provided to Investor Class shareholders of the Fund. Because these fees are paid out of the Fund’s assets continuously, over time these fees will also increase the cost of an investment in Investor Class shares.

Excessive Short-Term Trading

The Fund is intended to be long-term investment vehicles and is not designed for investors that engage in short-term trading activity. Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.” Market timing activity can interfere with the efficient management of a fund, result in dilution of the value of shareholders’ holdings and cause increased fund transaction costs. The Fund opposes market timing and the Board has adopted policies and procedures designed to deter such trading, which are described below.

The Fund has Pricing and Valuation Procedures, which have been approved by the Board, and a Fair Value Committee for fair valuing the Fund’s securities. The Board has approved the use of a third-party fair valuation service to provide the Fund with fair value prices for certain foreign securities held by the Fund. Fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities.

The Trust reserves the right to reject any purchase or exchange order for the Fund, including orders deemed to be market timing, if the officers believe that accepting the order would not be in the best interests of the Fund or its shareholders. The Trust may consider various factors in determining whether an investor has engaged in market timing, including, but not limited to, the investor’s historic trading patterns, the number of transactions, the time

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between transactions and the percentage of the investor’s account involved in each transaction. The Trust also reserves the right to restrict future purchases of the Fund by an investor who is classified as engaged in market timing.

Some investors purchase Fund shares through a financial intermediary that establishes an omnibus account in the Fund for its customers and submits a net order to purchase or redeem shares after combining its customer orders. These intermediaries have agreed to provide trading information about their customers to the Fund upon request, and to restrict or block purchases of any shareholder identified by the Fund as engaging in trading that may be construed as market timing.

There can be no assurance that the Fund will successfully detect or prevent market timing. Moreover, despite the existence of these policies and procedures, it is possible that market timing may occur in the Fund without being identified, especially through financial intermediaries. While the Fund intends that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund’s policies, certain intermediaries may be unable or unwilling to do so. The Fund will seek cooperation from any intermediary through which the Fund believes market timing activity is taking place.

Dividends and Capital Gain Distributions

The Fund expects to earn income from its investments and distributes this income, if and to the extent it exceeds expenses (which differ by class), to its shareholders as dividends. The Fund also realizes capital gains and losses from its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, “distributions”). The Fund distributes any distributions at least annually.

Distributions paid by the Fund may be reinvested automatically in shares of the distributing class of the Fund at NAV or may be taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact the Fund at 1-866-947-7000. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

Taxes

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs), qualified retirement plans, and other tax-exempt investors generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., “dividends”) are generally taxed as ordinary income. The Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains -- a maximum of 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for an individual shareholder, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

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Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, we will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions (see the paragraph below regarding “Covered Shares”). Most importantly, consult your tax advisers. Everyone’s tax situation is different, and your tax advisers should be able to answer any questions you may have.

The Fund is required to withhold, at the applicable percentage rate, a portion of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service (“Service”) tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against your federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized undistributed ordinary income or net capital gains and has announced a record date for the distribution thereof, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but you may be subject to taxes when making withdrawals from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A shareholder’s basis in Fund shares he or she acquired or acquires (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different Service-accepted basis determination method (e.g., a specific identification method). The method a shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding

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period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations – which is likely – the Fund will be eligible to, and intends to file an election with the Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax advisers about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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Financial Highlights

Because the Fund has not commenced operations as of the date of this Prospectus, it does not yet have financial highlights to present.

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The Fund

Causeway Concentrated Equity Fund

c/o SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Investment Adviser

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

Transfer Agent

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

[                ]

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports (when available) you will find discussions of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year(s). The Fund’s SAI contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus).

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You may download these and other documents from www.causewayfunds.com. You may also request a free copy of any of these documents, request other information, or ask questions about a Fund by calling 1-866-947-7000, e-mailing causewayfunds@seic.com, or writing your Fund at c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456. Other information may also be obtained from your financial consultant or from financial intermediaries that sell shares of a Fund.

Information about the Funds (including the SAI) is available on the Commission’s internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

Investment Company Act File #811-10467.

[CCM-PS-005-0500]

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(not part of the Prospectus)

CAUSEWAY CAPITAL MANAGEMENT TRUST

Privacy Notice

Causeway Capital Management Trust (the “Trust”) recognizes and respects the privacy concerns of its shareholders. The Trust collects nonpublic personal information about you in the course of doing business with you. “Nonpublic personal information” is personally identifiable financial information about you and may include information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Trust collects this information from the following sources:

•	Information we receive from you or your representative on applications or other forms or from our website, and

•	Information about your transactions with us and our service providers, or others, such as financial advisers, custodians or consultants.

The information the Trust may disclose.

The Trust only discloses nonpublic personal information the Trust collects about shareholders as permitted by law. For example, the Trust may disclose nonpublic personal information about shareholders to third parties such as:

•	To government entities, in response to subpoenas or to comply with laws or regulations.

•	When you, the shareholder, direct the Trust to do so or consent to the disclosure.

•

To companies that perform necessary services for the Trust, such as data processing companies, including the Trust’s third party service providers, such as the transfer agent that the Trust uses to process your transactions or maintain your account.

•	To protect against fraud, or to collect unpaid debts.

Information about former shareholders.

If you decide to close your account(s), we will adhere to the privacy policies and practices described in this notice.

How the Trust safeguards information.

The Trust does not have any employees and conducts its business through officers and third parties that provide services pursuant to agreements with the Trust. The Trust restricts access to your personal and account information to affiliates and those persons who need to know that information in order to provide services to you, or to help the Trust meet its regulatory obligations. The Trust or its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Should you have any questions regarding Causeway Capital Management Trust’s privacy policies and practices, please contact a Causeway Shareholder Services Representative at 1-866-947-7000.

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that helps the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. We do not look for web browser “do not track” requests.

From time to time, the Trust may update or revise this privacy policy.

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction in which the offer or sale is not permitted.

Subject to completion

Preliminary Statement of Additional Information

dated August 12, 2020

STATEMENT OF ADDITIONAL INFORMATION

Causeway Concentrated Equity Fund

Institutional Class ([                ])

Investor Class ([                ])

c/o SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456

Phone No. 1-866-947-7000

October [    ], 2020

Causeway Concentrated Equity Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is a diversified, open-end, management investment company that is organized as a Delaware statutory trust.

The investment objective of the Fund is to seek long-term growth of capital, which it seeks to achieve by investing at least 80% of its total assets in equity securities of companies in the U.S and in developed and emerging countries outside the U.S. The Fund will typically hold between 25 and 35 investments. Equity securities include common stock, preferred and preference stock, depositary receipts and other similar securities. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated October [ ], 2020 (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at 1-866-947-7000 or your financial consultant or other financial intermediary, or by writing to the Fund at c/o SEI Investments Global Funds Services (the “Administrator”), One Freedom Valley Drive, Oaks, PA 19456. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

[CCM-SX-003-0800]

i

ii

TRUST HISTORY

The Trust was organized on August 10, 2001 and is a Delaware statutory trust. The Trust is a diversified, open-end, management investment company currently consisting of six series. The Fund is one series of the Trust and is described in this Statement of Additional Information. Five other series of the Trust — the Causeway International Value Fund, the Causeway Global Value Fund, the Causeway Emerging Markets Fund, the Causeway International Opportunities Fund, and the Causeway International Small Cap Fund — are described in a separate Statement of Additional Information for these series, dated January 28, 2020, and as revised February 3, 2020 and supplemented thereafter.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek long-term growth of capital. Reference is made to the discussions under “Fund Summary” and “Fund Details” in the Prospectus for information with respect to the Fund’s investment objective and policies.

Causeway Capital Management LLC (the “Investment Adviser”) is responsible for the management of the Fund’s portfolio.

Investment Restrictions

The Fund has adopted the following restrictions (in addition to its investment objective) as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares. Any restriction on the Fund’s investments is determined when the investment is made, unless otherwise noted.

Except as noted, the Fund may not:

(1) With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the 1940 Act.

(3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(4) Underwrite securities issued by others except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of the Fund’s portfolio securities.

(5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval.

(i) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options, forward contracts and swap agreements are not deemed to constitute selling securities short.

(ii) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts, options on futures contracts, forward contracts and swap agreements are not deemed to constitute purchasing securities on margin.

(iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid.

(v) The Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

With respect to limitation (iv), securities will generally be deemed illiquid by the Fund when they are subject to legal or contractual restrictions on resale (unless deemed liquid pursuant to the Fund’s procedures regarding Rule 144A securities and commercial paper or otherwise deemed liquid pursuant to the Trust’s Liquidity Risk Management Program) or because they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, in conformance with relevant Commission rules and guidance. If through a change in values, net assets, market conditions, or other circumstances, more than 15% of the Fund’s net assets are invested in illiquid securities, the Investment Adviser will take steps to reduce the Fund’s illiquid investments to or below 15% of the Fund’s net assets, in conformance with relevant Commission rules and guidance.

General Market Risk and Small Capitalization Issuer Risk

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide, resulting in less money being available to purchase raw materials, goods and services in certain markets, which may, in turn, lower the prices of these economic staples. It may also cause U.S. and foreign issuers to have more difficulty obtaining financing, which may, in turn, result in a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of

COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund.

The Fund may invest in smaller capitalization companies. The values of securities of smaller, less well-known companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Smaller companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement where the Fund purchases a security and the seller agrees to repurchase the security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time money is invested in, or exposed to, the repurchase agreement. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of those instruments declines, additional collateral will be required. In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral. To the extent that the proceeds from any sale of such collateral upon a default of the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact the Fund’s ability to use these investment strategies and techniques.

Debt Securities

The Fund may invest in debt securities, including U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) of domestic or foreign issuers. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. These securities are also subject to interest rate risk, which is the risk that the value of a security may fall when interest rates rise. In general, the market prices of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal

Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the U.S. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Historically, FNMA and FHLMC were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FNMA and FHLMC securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. No assurance can be given that the U.S. government will continue to support FNMA and FHLMC. In addition, the future for FNMA and FHLMC remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market of both FNMA and FHLMC, including proposals as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of the Fund’s investments in securities issued by FNMA and FHLMC would be impacted. FNMA and FHLMC are also the subject of continuing legal actions and investigations, which may have an adverse effect on these entities. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has previously stated that it has no intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

The Fund may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Preferred Stocks; Preference Stocks

The Fund may invest in preferred stocks and preference stocks. Preferred stocks include convertible and non-convertible preferred stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock. Preference stock is a special type of common stock that shares in the earnings of a company, has limited voting rights, may have a dividend preference, and may also have liquidation preference. Preference stocks are more common in emerging markets than in developed markets. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding common equity or fixed income securities.

Convertible Securities

The Fund may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Investment Adviser’s sole discretion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. Convertible securities typically pay current income, as either interest (bond convertibles) or dividends (preferred stock). While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A convertible security’s value usually reflects both the stream of current income payments and the value of the underlying common stock. In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, since it is convertible into common stock, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Derivative Instruments

To the extent consistent with its investment objective and policies and the investment restrictions listed in this Statement of Additional Information, the Fund may invest in futures contracts, purchase and write call and put options on securities, securities indices and foreign currencies, and enter into forward contracts, swaps, and structured instruments, including, without limitation, participation notes, certificates, share purchase rights, and warrants. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, securities and securities indices. The Fund may (but is not obligated to) use derivatives to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of its overall investment strategy. The Fund may (but is not obligated to) also purchase and sell options relating to foreign currencies for the purpose of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent required, the Fund will mark as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), in an amount sufficient to cover its obligations under forward contracts, swap agreements, structured instruments, futures and options which are not fully hedged or otherwise covered. For the Fund, the purpose of such “covering,” or segregation, is to limit leverage risk.

If the Fund invests in derivatives for hedging, the investments may not be effective as a hedge against price movements and can limit potential for growth in the value of an interest in the Fund.

Derivatives are volatile and involve significant risks, including, but not limited to:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its financial obligation to the Fund.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Leverage Risk – Leverage risk is the risk that relatively small market movements may result in large changes in the value of an investment. Investments that involve leverage can result in losses that greatly exceed the amount originally invested.

•

Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

•	Basis Risk – Basis risk is the risk that the value of a derivative instrument does not react in parallel with the value of the underlying security.

Futures and Options

Futures. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Futures may be based on foreign securities or indices.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit (or pledge) “initial margin” with a futures broker, known in the U.S. as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s notional value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Although futures exchanges generally operate similarly in the U.S. and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the U.S. may also involve the risk of foreign currency fluctuation.

Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. The Fund may write a put or call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When writing an option on a futures contract, margin payments will be required to be made to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward foreign currency exchange contracts and currency swaps, as discussed below, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures, forward, or swap contracts.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Over-the-counter-options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Risks of Futures and Options. There are several risks associated with transactions in futures and options. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in, options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) or other securities, including other types of depositary receipts, representing securities of issuers in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. EDRs, GDRs and SDRs are European, global or Swedish receipts evidencing similar arrangements. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets; EDRs are issued in bearer form, denominated in other currencies, and are designed for use in European securities markets; GDRs are designed for use in multiple global markets; and SDRs are designed for investments in Swedish companies.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”). ETFs are traded like individual stocks on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. In addition to market-driven changes in value, investments in ETFs involve the additional risk, among others, that an ETF may not track the performance of the index it is designed to track, and market prices of shares of an ETF may fluctuate rapidly and materially, or shares of an ETF may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in such ETF. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management or as part of its overall investment strategy. If the Fund invests in ETFs, shareholders will bear their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), and also similar expenses of the ETFs, and the Fund’s returns could therefore be lower than if it had invested directly in the underlying securities.

The Fund’s investments in ETFs based on the MSCI EAFE Index (Gross) or other foreign markets indices are considered foreign markets investments. For purposes of determining whether assets are invested in companies in emerging markets, investments in ETFs based on the MSCI Emerging Markets Index (Gross) or other emerging markets indices are considered emerging markets investments.

Investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s net asset value (“NAV”), the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium” to) or below (at a “discount” to) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Investment Adviser nor the Fund can predict whether ETF shares will trade above, below or at NAV. While an ETF’s investment results are based on the ETF’s daily NAV, investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

Forward Foreign Currency Exchange Contracts and Currency Swaps

The Fund may (but is not obligated to) use forward contracts and swaps to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or swaps on foreign currency exchange rates.

The Fund may enter into foreign currency exchange (“FX”) contracts or swaps with respect to specific transactions. For example, when the Fund purchases or sells a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment by entering into an FX contract or swap for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund also may use forward contracts or swaps in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to foreign currency fluctuations from one country to another or from or to the Eurozone region, in the case of the Euro. For example, when the Investment Adviser believes that the currency of a particular foreign country or the Eurozone region may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract or swap to sell an amount of such foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract or swap amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract or swap is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such transaction) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Forward contracts and swaps involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses and transaction costs. Forward contracts and swaps also involve the risk that a currency may be discontinued and/or replaced by other currencies, which may make it difficult or impossible to settle forward contracts or swaps or otherwise adversely affect the market value of forward contracts or swaps.

Pursuant to Section 18 of the 1940 Act and Commission interpretations thereunder, for forwards, swaps, and futures that are not contractually required to “cash-settle,” the Fund must “cover” its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards, swaps, and futures that are contractually required to cash-settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets only equal to its net obligation under cash-settled forwards, swaps, or futures, the Fund will have the ability to employ leverage to a greater extent.

At or before the maturity date of a forward contract or swap that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract or swap requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract or swap under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The cost to the Fund of engaging in forward contracts and swaps varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts and swaps are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts and swaps does not eliminate fluctuations in the price of the underlying securities held by the Fund or that it intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts and swaps limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Pursuant to final interpretations issued by the Commodity Futures Trading Commission (“CFTC”) and the Commission, certain forward FX contracts that may be used by the Fund are considered to be swaps and are subject to CFTC regulation. The long-term impact of these requirements on the Fund and its counterparties is uncertain. However, they may cause counterparties to increase fees charged to the Fund, require the Fund to post initial margin and variation margin, or make them less willing to enter into these contracts with the Fund in the future. Further, these contracts may need to be centrally-cleared. Forward FX contracts or currency swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. If the forward FX contract or swap is not required to be centrally cleared, the contract exposes the Fund to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a default occurs by the clearing organization, where such contracts are centrally cleared, or a counterparty, where such contracts are not centrally cleared, the Fund may have contractual remedies pursuant to the agreements related to the transaction, but exercising these remedies could involve significant time and expense.

The Dodd-Frank Act Wall Street Reform and Consumer Protections Act (“Dodd-Frank”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and the Commission recently defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under Dodd-Frank and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phased-in basis, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the swap counterparty along with any loss that is greater than such margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. The Investment Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

The Fund may, from time to time, enter into forward FX contracts or currency swaps. Because these contracts are subject to CFTC regulation, the Investment Adviser with respect to the Fund has claimed an exclusion available to advisers of registered investment companies from registration as a “commodity pool operator” under the Commodities Exchange Act (“CEA”) and the regulations thereunder. To maintain the exclusion, the Fund must limit the use of forward FX contracts, currency swaps, and certain other commodity interests, so that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to such contracts do not exceed 5% of the liquidation value of the Fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests does not exceed 100% of the liquidation value of the Fund’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Investment Adviser, in managing the Fund, intends to comply with one of the two alternative limits described above to claim the exclusion. If these limits are approached for the Fund, it may not be able to take advantage of investment opportunities due to compliance with the exclusion.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and foreign markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analysis, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered illiquid and subject to the Fund’s limit on investments in illiquid securities. To the extent that a swap is deemed illiquid pursuant to the Trust’s Liquidity Risk Management Program, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in losses.

Structured Instruments

The Fund may invest in structured instruments, including, without limitation, participation notes, certificates, share purchase rights, and warrants. Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator. Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security, and structured instruments may be subject to ongoing fees as well as fees at termination of the instrument. Structured securities may entail a greater degree of risk than other types of securities because the Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due. The Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Foreign Investment Risks

Foreign Market Risk. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets and frontier markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. These risks are also higher for investments in smaller capitalization companies. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in companies in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments. Further, companies in foreign countries may conduct business or issue debt denominated in currencies other than their domestic currencies, creating additional risk if there is any disruption, abrupt change in the currency markets, or illiquidity in the trading of such currencies.

Changes in the United Kingdom Political Environment. Following the results of the June 2016 United Kingdom Referendum to exit the European Union (“EU”), sometimes referred to as “Brexit,” the financial markets, including currency exchange rates, experienced increased volatility. In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. In the days following the referendum vote, credit rating agencies downgraded the United Kingdom’s credit rating.

In October 2019, the EU and United Kingdom agreed to the terms of an agreement for the United Kingdom’s withdrawal from the EU, and the United Kingdom left the EU on January 31, 2020. A transition period applies until December 31, 2020. During that transition period, EU law continues to apply to the United Kingdom, and the future EU — United Kingdom trade relationship will be formally negotiated. The United Kingdom government has indicated that it will not seek any extension to the transition period beyond December 31, 2020.

During the transition period, and following the withdrawal of the United Kingdom from the EU, there is likely to be considerable uncertainty as to the United Kingdom’s post-withdrawal and post-transition framework, and in particular as to the arrangements which will apply to its relationships with the EU and with other countries.

The full details and consequences of Brexit remain unclear, particularly with respect to the future relationship between the United Kingdom and the EU. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. Investors should be aware that the result of Brexit and any subsequent negotiations, notifications, withdrawal and changes to legislation may introduce potentially significant new uncertainties and instabilities in the financial markets, as well as potentially lower economic growth, in the United Kingdom, Europe and globally. In addition, other member states may contemplate departing the EU, which may cause political and economic instability in the region and cause additional market disruption in global financial markets. These uncertainties and instabilities could have an adverse impact on the business, financial condition, results of operations and prospects of the Fund’s investments, and certain of the Fund’s service providers and counterparties, and could therefore cause the value of your investment in the Fund to decrease.

EMU. The European Economic and Monetary Union (“EMU”) among the countries that comprise the EU established a single common European currency (the “euro”) that was introduced on January 1, 1999 and replaced the existing national currencies of all EMU participants. Since that time, securities issued in participating EU countries have been listed, traded, declared dividends and made other payments only in euros. In recent years, many of the EU economies have suffered through a prolonged recession, raising questions about the continued viability of the euro. There is a possibility that the EMU may be unwound. It is also possible that a significant participant could choose to abandon the EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the slowdown or collapse of European economic unity, and/or reversion of the attempts to lower government debt and inflation rates in the EMU. Also, withdrawal from the EMU at any time by a participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have adverse impacts on the Fund’s investments in Europe generally or in specific countries participating in the EMU.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition or find reliable and current data to process using the Investment Adviser’s quantitative techniques.

Certain Risks of Holding Fund Assets Outside the U. S. Foreign securities in which the Fund invests are generally held outside the U.S. in foreign banks and securities depositories. The Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the disposition of, foreign securities the Fund holds may be subject to foreign withholding or other taxes, and special federal tax considerations may apply. See “Federal Tax Aspects.”

Emerging Markets

The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. See “Exchange-Traded Funds” above for a discussion of how the Fund determines where ETFs are located.

The Fund’s investments in emerging markets involve special risks not present in U.S. investments that can increase the chances that it will lose money. For example, the value of the Fund’s emerging markets securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment, and may have significantly less liquidity than developed markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund will invest in securities denominated in foreign currencies, those securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make emerging markets securities less liquid, more volatile and harder to value than U.S. securities. These risks are also higher for investments in smaller capitalization companies.

The growth of many emerging markets’ economies is to a significant degree export driven. Accordingly, emerging countries are often affected by changes in the economies of the U.S. and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines, the burden of future growth will increasingly be placed on domestic demand.

In addition to the risks discussed above, there are special risks associated with the Fund’s investments in certain countries and regions, including, but not limited to, the following:

China. Beginning in 1978, the Chinese government initiated a program of economic and market reforms. The Chinese government exercises significant control over China’s economy through allocating resources by controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Government policies have recently contributed to economic growth and prosperity in China, but such policies could be altered or discontinued at any time. Moreover, the Chinese government sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s securities markets have less regulation and are substantially smaller, less liquid and more volatile than the securities markets of more developed countries, and hence are more susceptible to manipulation, insider trading, and other market abuses. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business. China’s ability to develop and sustain a credible legal, regulatory, monetary and socioeconomic system could influence the course of outside investment. Many laws and regulations in China are relatively new and published court decisions based on these laws are limited and non-binding. Thus, the rights of minority shareholders in Chinese issuers are not as well protected as they are in developed markets. There is also risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and high inflation rates.

The emergence of a domestic consumer class is still developing, and China’s economic health is still dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of currency revaluation and has contributed to trade disputes between China and the U.S. Results of trade disputes between China and the U.S. have included certain tariffs imposed by the U.S. and China, which may have adverse effects on some export-dependent sectors. In addition, the nature of the future trading relationship between the U.S. and China remains unclear, contributing to economic uncertainty for impacted companies and sectors. The resolution of or continuation of trade disputes between the U.S. and China, if any, may have a significant impact on the economies of the U.S. and China, as well as the broader global economy, which may cause increased volatility, illiquidity, and potentially lower economic growth in these markets. In addition, export growth continues to be a major driver of China’s rapid economic growth. Reductions in spending on Chinese products and services, tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the companies in which the Fund invests. Growing income inequality and larger scale environmental degradation is testing social cohesion in China. Social instability could threaten China’s political system and economic growth, which could decrease the value of the Fund’s investments.

Military conflicts, in response to internal social unrest or conflicts with other countries, could disrupt economic development. China has strained relations with Japan, Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula; should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. In addition, certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire region and any adverse events in the Asian markets may have a significant adverse effect on Chinese companies.

The Fund may invest in China A-Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Shanghai-Hong Kong or Shenzhen – Hong Kong Stock Connect links (“Stock Connect”). Trading through Stock Connect is subject to a number of risks and restrictions that may affect the Fund’s investments and returns. The risks of investments in A-Shares through Stock Connect include, among others, trading, clearance and settlement risks, currency exchange risks, political and economic instability, inflation, confiscatory taxation, nationalization, expropriation, Chinese securities market volatility, less reliable financial information, differences in accounting, auditing, and financial standards and requirements from those applicable to U.S. issuers, and uncertainty of implementation of existing law in the People’s Republic of China (“PRC”). Due to PRC regulatory requirements, the Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings, if any, in securities or instruments tied to the PRC. Such liquidations may result in losses for the Fund. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either Shanghai or Hong Kong, and there are trading days in Shanghai when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect securities may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect.

Fund purchases of A-Shares through Stock Connect involve ownership rights that are less developed than those involved in U.S. securities markets. When the Fund buys listed stock through Stock Connect, the Fund is purchasing a right against the Hong Kong Securities Clearing Company Limited (“HKSCC”) to obtain the benefits of ownership of the stock and not the stock itself. The buying Fund does not have legal title to the listed stock and PRC law does not formally recognize the buyer’s beneficial ownership. While Chinese regulators have made statements that acknowledge that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and PRC law and regulation surrounding beneficial ownership may either continue to evolve or change suddenly. Therefore, the risk of loss is greater due to the indirect nature of the ownership interest in A-Shares when trading through Stock Connect. The Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, the Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If the Fund does not use a special segregated account, the Fund will not be able to sell the shares on any trading day when it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, many market participants have yet to fully implement information technology systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

Finally, the Stock Connect program is in its early stages. Trading through Stock Connect does not protect investors through Hong Kong’s Investor Compensation Fund or the China Securities Investor Protection Fund. The trading, settlement and information technology systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

South Korea. Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. Military action or the risk of military action by North Korea, which might involve nuclear weapons, could have a materially adverse effect on South Korea and the Fund. The market capitalization and trading volume of issuers in the South Korean securities markets is heavily concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Fund. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country may have a significant economic effect on the entire region and any adverse events in the Asian markets may have a significant adverse effect on South Korean companies. Also, South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy.

There are also a number of risks associated with the South Korean government. The South Korean government exercises substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of the Fund’s investments from declining over time.

Swap Agreements

The Fund may enter into interest rate, index, currency, currency exchange rate and security swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days or weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated notional amount, i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. The notional amount of a swap agreement is only a hypothetical basis on which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

Swap agreements typically calculate and settle the obligations of the parties on a “net basis” with a single payment. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” by marking as segregated unencumbered cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to limit any potential leveraging of the Fund’s portfolio. Any obligations “covered” in such a manner will not be construed to be “senior securities” for purposes of the Fund’s fundamental investment restriction concerning senior securities, or borrowing for purposes of the Fund’s fundamental investment restriction concerning borrowing. This segregation or “covering” is designed to ensure that the Fund has assets available to satisfy its obligations under a swap agreement, but will not, however, limit the Fund’s exposure to loss under a swap agreement. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way that is detrimental to the Fund’s interest. The Fund bears the risk that the Investment Adviser will not accurately forecast future market trends or the values of assets or other economic factors in establishing swap positions for the Fund.

Using any swap agreement will expose the Fund to the risk that the swap agreement will have or will develop imperfect or no correlation with the value of the assets the swap agreement is designed to track, causing losses to the Fund. A number of factors may prevent the Fund from achieving desired correlation. These may include, but are not limited to: (i) the impact of Fund fees, expenses and transaction costs, including financing and brokerage costs/bid-ask spreads, (ii) to the extent the counterparty hedges its obligations to the Fund by entering into short sales (and thereby borrows shares from a beneficial owner), and a beneficial owner of a security sold short recalls the security from the counterparty for voting or other reasons and replacement securities cannot be obtained, the Fund may be forced to settle the exposure at a time which may not be advantageous, (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests or to which it has exposures, (iv) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), (v) the impact of accounting standards or changes thereto, and (vi) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax or securities law requirements.

Swap agreements do not involve the delivery of securities or other underlying assets, but are contracts with another party. While many swap agreements will be required to be centrally cleared, the Fund’s swap agreements may not be eligible for or subject to central clearing. Accordingly, if a swap agreement is entered into on a net basis and the counterparty defaults or is unwilling to perform its obligations, the Fund risks losing the net amount of payments that the Fund is contractually entitled to receive, if any. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund will not enter into a swap agreement unless the Investment Adviser believes the counterparty to the transaction is creditworthy.

The counterparty to a swap agreement may be unwilling to continue to enter into swap agreements, or may increase its fees or collateral requirements, which could impair the Fund’s ability to achieve its investment objective. The counterparty may have rights to terminate the swap that are beyond the control of the Fund, and could impact the Fund’s ability to continue to enter into swap agreements, which could also impair the Fund’s ability to achieve its investment objective. In addition, the counterparty to a swap agreement may be subject to restrictions, or may impose restrictions on the Fund, that limit the Fund’s ability to obtain exposure to particular equity securities to which it may otherwise desire to obtain exposures. In these cases, if the Fund is not able to invest directly in the security, it would have to forego the investment opportunity.

Because swap agreements are two-party contracts and because they may be subject to contractual restrictions on transferability and termination and have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitations on investments in illiquid securities. If determined to be illiquid pursuant to the Trust’s Liquidity Risk Management Program, only the net amount due the Fund under its swap agreements would be used to determine if more than 15% of the Fund’s net assets are invested in illiquid securities. The Investment Adviser, pursuant to the Trust’s Liquidity Risk Management Program, is responsible for determining and monitoring the liquidity of the Fund’s swap agreements. To the extent a swap agreement is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in losses.

Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”),, may limit the Fund’s ability to use swap agreements. In addition, the swaps market has been the subject of scrutiny since the 2008-2009 financial downturn. It is possible that developments in the swaps market, including further government regulation or increased margin or collateral requirements dictated by new regulations or the marketplace, may limit or prevent the Fund from using swap agreements as a part of its investment strategy, increase expenses charged to the Fund or adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Limits or restrictions applicable to the counterparties with which the Fund enters into swap agreements could also impact the Fund’s use of swap agreements.

Swaps are instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. Swap agreements are subject to risks of mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, the inability of counterparties to perform, and the ability of counterparties to terminate swap agreements generally at any time. The use of a swap agreement requires an understanding not only of the underlying securities or positions, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Illiquid Securities

Consistent with relevant Commission rules and guidance, in general, the Fund may not hold more than 15% of its net assets in illiquid securities.

Illiquid securities are reviewed and assessed under the Trust’s Liquidity Risk Management Program and generally include repurchase agreements which have a maturity of longer than seven days, securities that cannot reasonably be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, or because they have legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements that have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Also market quotations for such securities are less readily available. The judgment of the Investment Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In addition, the Trust’s Liquidity Risk Management Program Administrator may designate private placements as liquid even when secondary trading markets do not exist, but when a counterparty is obligated to repurchase securities or derivatives at a specified price.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers in the U.S.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market may be deemed to be liquid under the Trust’s Liquidity Risk Management Program.

Borrowing

The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the Fund’s total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Fund to interest costs which may or may not be recovered by appreciation of the securities purchased. Borrowing can exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. This is the speculative factor known as leverage.

In November 2019, the Commission proposed new regulations related to the use of derivatives and certain other transactions by registered investment companies. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in such instruments, limit the Fund’s ability to employ certain strategies that use such instruments and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective. Also, changes in regulatory requirements concerning margin for certain types of financing transactions, such as securities lending and borrowing, could impact the Fund’s ability to use these investment strategies and techniques.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates. The price that the Fund is obligated to pay, directly or indirectly, on the settlement day may be different from the market value on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring such securities, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund’s NAV. The Fund will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its direct obligations for when-issued securities. Exposures obtained under swap agreements will be “covered” as discussed under “Swap Agreements” above.

When-issued securities and delayed-delivery securities involve the risk that the security the Fund buys on that basis will lose value prior to its delivery to the Fund or the swap counterparty. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund may lose the investment opportunity of the assets it has set aside to pay for the security and any gain in the security’s price.

Securities Lending

The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund may not be able to obtain the right to vote or consent on proxy proposals involving securities that are loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Investment Adviser to be in good standing and when, in the Investment Adviser’s judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in, or exposed to, other eligible securities. This subjects such investment, as well as the securities loaned, to market appreciation or depreciation.

Real Estate Investment Trusts

The Fund may invest in securities of U.S. real estate investment trusts (“REITs”) and foreign issuers with structures similar to REITs. Unlike regular corporations, REITs do not have to pay federal income tax if they meet certain requirements of the Code. REITs offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Income Trusts, Royalty Trusts and Similar Trusts

The Fund may invest in foreign trusts that earn income from underlying assets, such as oil and gas wells, or from performing services. These are sometimes called income trusts or royalty trusts. Securities of these trusts have risks that are similar to equity security risks and additional risks. When a claim is made against a trust that cannot be paid using its assets, trust investors, including the Fund, may be held liable for any outstanding trust obligations.

Shares of Other Investment Companies

The Fund can invest in securities of other investment companies except to the extent prohibited by law or the Fund’s investment restrictions. The Fund’s investments in other investment companies may include ETFs if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. See “Exchange-Traded Funds” above.

Like all equity investments, ETFs may go up or down in value. They also may not perform in correlation with the Fund’s principal strategies. The Fund will pay additional fees through its investments in other investment companies.

Limited Partnerships

The Fund can invest in interests in limited partnerships or similar entities (sometimes referred to as “master limited partnerships” or “publicly traded partnerships”). Limited partnership interests may be less liquid than other forms of equity securities and may not be as widely traded, which may make it difficult for the Fund to sell such interests at the time or price desired.

Corporate Loans

The Fund can invest in corporate loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates. As a result, the values of corporate loans are generally less responsive than the values of bonds and notes to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agents for broader groups of lenders, generally referred to as “syndicates.” A syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If an agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By directly investing in a corporate loan, the Fund becomes a member of the syndicate, although it may not be able to control the syndicate’s actions.

Portfolio Turnover

Because the Fund has not commenced operations as of the date of this Statement of Additional Information, it does not yet have a portfolio turnover rate to present. Higher portfolio turnover may result in the Fund’s incurring higher transaction costs and realizing net gains that must be distributed to its shareholders, resulting in higher taxes for them.

Government Intervention in Financial Markets

Instability in the financial markets during and after the 2008-2009 financial downturn led governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal and local governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s investments. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities in which the Fund invests may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that a government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns.

Regulatory Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Changes to current federal securities laws or the regulations thereunder could materially impact the value of assets the Fund holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. While there continues to be uncertainty about the full impact of these and other regulatory changes, the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Fund Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Liquidation of the Fund

The Board may determine to close and/or liquidate the Fund at any time, which could have adverse tax consequences on taxable shareholders. In the event of the liquidation of the Fund, shareholders would receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as shareholder account fees (if any), or Fund operating expenses), and a shareholder could receive an amount in liquidation less than the shareholder’s original investment.

If the Fund expects to close or liquidate, it will seek to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Cybersecurity Risk

Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyber-attacks, which may result in financial losses to the Fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information or various other forms of cybersecurity breaches.

Cyber-attacks affecting the Fund or the Investment Adviser, Custodian, Transfer Agent, Distributor, Administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, create potential legal liability for the Fund, including if it fails to adhere to state and other applicable laws governing shareholder notification of privacy breaches, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. There can be no assurance that a cyber-attack will be prevented or detected and addressed in a timely manner. Similar types of cybersecurity risks are also present for companies in which the Fund invests, which could result in material adverse consequences for such companies, and may cause the Fund’s investments in such companies to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

The Trust has established business continuity plans and risk management systems designed to reduce cybersecurity risks. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. There is no guarantee that such efforts will succeed, especially because the Trust does not directly control the cybersecurity systems of companies in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cybersecurity breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Initial Public Offerings

The Fund may purchase securities in initial public offerings. These offerings may produce gains that positively affect Fund performance during any given period, but such securities may not be available during other periods, or, even if they are available, may not be available in sufficient quantity to have a meaningful impact on Fund performance. They may also, of course, produce losses.

Temporary Defensive Position

When adverse market or economic conditions indicate to the Investment Adviser that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, money market mutual funds, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, and cash and repurchase agreements. Under such circumstances, the Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings

Pursuant to applicable law, the Fund publicly discloses its complete portfolio holdings quarterly within 60 days of the end of each calendar quarter. The Fund discloses a complete list of its holdings in its semi-annual and annual reports, which are distributed to shareholders, and in publicly available quarterly holding reports on Forms N-PORT and N-CSR, which are filed with the Commission and available, free of charge, on the Commission’s EDGAR database at www.sec.gov. The Fund may also disclose its top ten holdings by weight or by active weight (i.e., relative to a benchmark) as of the end of each calendar quarter on the Fund’s website, www.causewayfunds.com, and in sales materials.

Occasionally, certain third parties – including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others – request information about the Fund’s portfolio holdings. The Board has approved a policy and procedures for the protection of nonpublic information, which includes a policy and procedures relating to disclosure of the Fund’s portfolio holdings. The Fund’s policy is to disclose portfolio holdings to third parties only where the Fund believes there is a legitimate business purpose for the information and the recipient will not use the information to engage in excessive short-term trading of Fund shares or otherwise trade on the nonpublic information.

The Fund may provide at any time portfolio holdings information to its service providers, such as the Administrator, Distributor, Custodian, Investment Adviser, pricing services, independent registered public accountants, financial printers, legal counsel, proxy voting services, and other service providers, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. The Fund and the Investment Adviser expect to provide portfolio holdings information to the following service providers:

Name	Service
The Bank of New York Mellon	Custodian
Charles River Systems, Inc.	Trading and compliance system
Omgeo LLC	Automated trade matching service
Eagle Investment Systems Corp.	Portfolio accounting system
Electra-Reconciliation	Automated reconciliation service
FactSet Research Systems Inc.	Online database system for portfolio analytics
ICE Data Services	Pricing vendor
ISS	Proxy research and recordkeeping service
SEI Investments Global Funds Services	Fund accountant and Administrator
Various broker-dealers	Purchases and sales of securities
LexisNexis	Global watchlists compliance service
SS&C Vision FI	Client and investor reporting system
Abel Noser Corp.	Trade execution assessment service

The Fund, through its Administrator or other market data providers, discloses holdings and other related portfolio information to independent rating and ranking organizations on or after the 15th business day after the end of each quarter. The Fund discloses its quarterly portfolio holdings to consultants, investment advisory firms, investors, and mutual fund wrap programs which have requested them on or after the 15th business day after quarter-end for due diligence purposes. The Fund discloses its top ten holdings by weight or by active weight (i.e., relative to a benchmark), the five largest performance contributors and detractors, and significant portfolio increases and decreases, on the Fund’s website, www.causewayfunds.com, and to advisers of investors in the Fund, and other investors or prospective investors who request them, typically by the eighth business day after month-end. The Fund also sends quarterly reports to investors who have requested them, and/or their advisers, containing the Fund’s holdings generally on or after the 15th business day after quarter-end.

Portfolio managers may also disclose and discuss particular portfolio holdings in interviews with the press and other media outlets, or with representatives of consultants, investment advisory firms or investors, from time to time.

Subject to the policies and procedures approved by the Board, the executive officers of the Trust authorize disclosure of the Fund’s portfolio holdings. Neither the Fund nor any service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

In addition to the foregoing, the Investment Adviser has policies and procedures designed to safeguard confidential information, including policies and procedures prohibiting the Investment Adviser’s employees from communicating to third parties any material nonpublic information relating to the Fund’s portfolio holdings. The Investment Adviser’s policies and procedures, in addition to the Fund’s policies and procedures relating to the disclosure of the Fund’s portfolio holdings, are designed to reduce potential conflicts of interest between Fund shareholders and the Investment Adviser.

The Investment Adviser provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Fund or its investment professionals a duty of confidentiality with respect to disclosure of their portfolio holdings. The Investment Adviser may disclose portfolio holdings of an unnamed “representative account,” which may be substantially similar to the Fund’s holdings, to investment professionals and other third parties for due diligence purposes. In addition, a “representative account’s” top ten holdings by weight or active weight, five largest performance contributors and detractors (or ten largest performance contributors and detractors), and significant portfolio increase and decreases, are disclosed on the Investment Adviser’s website, typically on or after the 10th business day after month-end, as well as quarterly.

MANAGEMENT OF THE FUND

The Trustees oversee the actions of the Investment Adviser and other service providers and decide upon matters of general policy. The Trustees also review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Trust.

The Board currently consists of four Trustees. None of the Trustees is an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Trust and therefore each Trustee is considered an “Independent Trustee.”

The Trustees and officers of the Trust are:

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director- ships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 59	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 58	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 59	Trustee	Since 4/13	President, Chief Executive Officer, and Director, The Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director- ships Held by Trustee[4]
Eric H. Sussman Age: 54	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011 – July 2017) and Lecturer (1995 – June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None

OFFICERS

Turner Swan 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 58	President	Since 8/01	General Counsel, Secretary, and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Compliance Officer of the Investment Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 45	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Investment Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 52	Treasurer	Since 8/14	Director of Fund Accounting of the Administrator (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 49	Secretary	Since 10/11	Senior Attorney of the Investment Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 59	Vice President and Assistant Secretary	Vice President (since 1/15); Asst Sect. (since 8/01)	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	N/A

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee[3]	Other Director- ships Held by Trustee[4]
Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 45	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018)	N/A	N/A

Faith Kim 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 39	Anti-Money Laundering Compliance Officer	Since 8/19	Senior Fund Administrator of the Investment Adviser (since 2018); Portfolio Administrator of the Investment Adviser (2015-2018).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which the Investment Adviser serves as investment adviser. As of the date hereof, the Trust Complex consists of one investment company with six portfolios — Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, Causeway International Small Cap Fund and the Fund.

[4]	Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

The following provides information in addition to that set forth in the table above regarding relevant qualifications, experience, attributes or skills of each Trustee.

John R. Graham: Mr. Graham joined the Board in 2008, was Chairman of the Audit Committee from 2013 through 2018, and has been Chairman of the Board since January 2019. Mr. Graham has over 20 years of experience in the financial services and investment banking industries, including holding a senior position at a large public company and senior positions with investment banking firms. He was previously a financial consultant, where he specialized in valuation, merger advice, value-based management, and other finance-related work. Mr. Graham holds an MBA.

Lawry J. Meister: Ms. Meister joined the Board in 2008. Ms. Meister has extensive experience in the investment banking, management consulting, and commercial real estate industries. Since 1995, she has been President of a development company specializing in the management of commercial real estate primarily in Southern California. Other experience includes positions in marketing, as a business analyst and as a financial analyst. Ms. Meister holds an MBA. She serves on the Board of Trustees of Wellesley College and previously served on the Board of Trustees of St. Matthew’s Parish School (Pacific Palisades, CA).

Victoria B. Rogers: Ms. Rogers joined the Board in 2013. Ms. Rogers is President, Chief Executive Officer, and Director of The Rose Hills Foundation, a $500 million foundation based in Los Angeles, California. She also serves on the Boards of Trustees of Stanford University and the Norton Simon Museum. Ms. Rogers serves on the boards of two other mutual funds. Previously, Ms. Rogers served on the Boards of Trustees of The Chandler School (Pasadena, California), Polytechnic School (Pasadena, California), The Hotchkiss School (Lakeville, Connecticut), USA Water Polo, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management, having been previously employed by Deloitte & Touche LLP, Security Pacific Bank and The Whittier Trust Company.

Eric H. Sussman: Mr. Sussman has been a Trustee since the inception of the Trust in October 2001, was Chairman of the Audit Committee from 2004 to 2013, Chairman of the Board from 2013 through 2018, and has been Chairman of the Audit Committee since January 2019. Since 1995, Mr. Sussman has been a Lecturer (Senior Lecturer since 2011) and, since 2017, an Adjunct Professor at the University of California, Los Angeles, Anderson Graduate School of Management, where he has taught accounting, financial reporting, finance, and real estate investment and finance. Since 1993, he has been President or Managing Member of a real estate development and management company. Since 2008, he has been a Managing Member of a real estate investment firm. Mr. Sussman holds an MBA, and is a Certified Public Accountant. Mr. Sussman was an independent Trustee and Chairman of the Board of a U.S. value equity mutual fund that closed in 2010.

The Board believes that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve on the Board. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills, as well as the actual service and commitment of each Trustee during his or her tenure on the Board. Notwithstanding the accomplishments noted above, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

Board Structure

An Independent Trustee serves as Chair of the Board. The Independent Chair’s responsibilities include presiding at all meetings of the Board and all meetings of the Independent Trustees, approving Board meeting schedules and agendas, and serving as a liaison among the other Trustees, and with Trust officers and management personnel.

The Board holds four regularly scheduled in-person meetings each year. The Board holds special meetings as needed, including a special meeting to review materials in advance of the Board’s consideration of renewal of the Fund’s Investment Advisory Agreement, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at meetings of the Board without management present, as needed.

The Board conducts a self-assessment on an annual basis, and considers whether the structure of the Board and its Committees are appropriate under the circumstances. As part of this self-assessment, the Board considers several factors, including the number of funds overseen by the Board.

The Board sets broad policies for the Trust and appoints Trust officers. The Board oversees the performance of the Investment Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Investment Adviser’s risk management activities, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, reports on risk, investment performance, portfolio composition and characteristics, marketing, shareholder service fees, brokerage commissions, liquidity, cybersecurity, and valuation. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, reports on various aspects of the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements, and provides a written report discussing the Trust’s compliance program at least annually. The Board expects all parties, including, but not limited to, the Investment Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee and a Nominating Committee. The functions of these Committees are discussed below.

The Audit Committee and Nominating Committee are both comprised of all of the Trustees of the Trust who are Independent Trustees. The Audit Committee operates under a written charter and its purposes are: (i) to oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) to act as liaison between the Trust’s independent auditors and the full Board.

The purpose of the Nominating Committee is to nominate persons to serve as Independent Trustees. Meetings of the Nominating Committee are called on an “as needed” basis, and held as often as deemed appropriate by the Nominating Committee. The Nominating Committee operates under a written charter and it may consider candidates suggested by, among others, members of the Board, if any, who are interested persons of the Trust and the Investment Adviser. Any shareholder of the Trust may submit names of individuals to be considered by the Nominating Committee or the Board, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the applicable shareholder meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended September 30, 2020, the Audit Committee held [three] meetings, and the Nominating Committee did not hold any meetings.

During the fiscal year ended September 30, 2020, fees paid to the Independent Trustees from the Fund Complex for their services as Trustees aggregated [$                ]. Because the Fund was not operational during this period, it did not pay any fees to the Trustees. The Trust does not pay salaries to any of its officers or fees to any of its Trustees affiliated with the Investment Adviser. Each Independent Trustee receives a quarterly meeting fee of $24,250. In addition, the Audit Committee Chair receives an annual retainer of $27,000 and the Chair receives an annual retainer of $27,000. These expenses will be allocated on the basis of relative asset size among the Fund and other funds in the Fund Complex. The following table sets forth information concerning fees paid to, and retirement benefits accrued for, Independent Trustees during the fiscal year ended September 30, 2020:

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Trustees
John R. Graham	$0	None	None	[$	]
Lawry J. Meister	$0	None	None	[$	]
Victoria B. Rogers	$0	None	None	[$	]
Eric H. Sussman	$0	None	None	[$	]

*	As of the date hereof, the “Fund Complex” consists of one investment company with six portfolios —Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund,

Causeway International Opportunities Fund, Causeway International Small Cap Fund and the Fund. During the fiscal year ended September 30, 2020, the Trust’s Fund Complex also included another portfolio, Causeway Global Absolute Return Fund, which liquidated during the period. The Fund had not commenced operations as of September 30, 2020.

The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust as of January 1, 2020. As of this date, the Fund had not commenced operations.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
John R. Graham	None	Over $	100,000
Lawry J. Meister	None	Over $	100,000
Victoria B. Rogers	None	Over $	100,000
Eric H. Sussman	None	Over $	100,000

*

As of the date hereof, the Trust’s Family of Investment Companies consists of one investment company with six portfolios — Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, Causeway International Small Cap Fund and the Fund. As of January 1, 2020, the Trust’s Family of Investment Companies also included another portfolio, Causeway Global Absolute Return Fund, which liquidated since that date.

As of January 1, 2020, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The Trustees receive fees and are reimbursed for expenses for each meeting of the Board attended. No employee, officer or stockholder of the Administrator and/or the Distributor receives any compensation directly from the Trust for serving as an officer. The Administrator and/or the Distributor receive administration, fund accounting and fund servicing fees from the Fund. See “Advisory Arrangements,” “Administration Arrangements” and “Distribution Arrangements” below.

The following table lists the officers of the Trust who hold positions with affiliated persons or the principal underwriter of the Trust:

Name	Position Held with Affiliated Person or Principal Underwriter
Turner Swan	General Counsel, Compliance Officer, Secretary and member of the Investment Adviser or its parent

Kurt J. Decko	Chief Compliance Officer/Senior Legal Counsel of the Investment Adviser

Gretchen W. Corbell	Senior Attorney and Assistant Secretary of the Investment Adviser or its parent

Gracie V. Fermelia	Chief Operating Officer and member of the Investment Adviser or its parent

Faith Kim	Senior Fund Administrator of the Investment Adviser

Advisory Arrangements

Investment Advisory Services and Fee. The Trust, on behalf of the Fund, has entered into an investment advisory agreement (the “Advisory Agreement”) with the Investment Adviser. Subject to the oversight of the Trustees, the Investment Adviser is responsible for the actual management of the Fund and continuously reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The Investment Adviser is responsible for making decisions to buy, sell or hold particular securities. The Investment Adviser provides all office space, facilities, equipment and necessary personnel for management of the Fund.

The Investment Adviser receives for its services to the Fund a monthly fee at an annual rate of [    %] of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month based on the average of the net assets of the Fund for each day during the month. Pursuant to an expense limit agreement, dated [                ], 2020, the Investment Adviser has agreed to limit the Fund’s annual operating expenses (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) to [                %] of the average daily net assets of each of the Institutional Class and Investor Class shares until January 31, 2022. Since shareholder service fees are excluded from the expense limit, net Investor Class expenses will normally be higher than net Institutional Class expenses. Since the Fund has not commenced operations as of the date of this Statement of Additional Information, the Investment Adviser has not received advisory fees from the Fund. Under the expense limit agreement, the Investment Adviser may not assert any right to reimbursement of any amounts waived or reimbursed.

Payment of Fund Expenses. The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Investment Adviser is also obligated to pay the fees of all Trust officers and Trustees who are affiliated persons of the Investment Adviser. In addition, the Investment Adviser will pay expenses associated with the organization of the Fund. The Fund pays, or causes to be paid, all other expenses incurred in its operations, including, among other items, taxes, expenses for legal, auditing and tax services, costs of printing proxies, shareholder reports and copies of the Registration Statement, charges of the custodian, any sub-custodian, the transfer agent and any sub-transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of Independent Trustees, accounting and pricing costs (including the daily calculation of NAV), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Organization of the Investment Adviser. The Investment Adviser is a Delaware limited liability company and a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of the Investment Adviser, respectively, each controls Causeway Capital Holdings LLC and, in turn, the Investment Adviser, through his or her executive office and voting control of Causeway Capital Holdings LLC.

Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement for the Fund will remain in effect through September 20, 2022 and from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to the Fund by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser without penalty on 60 days’ written notice to the other party.

Limitation of Liability. The Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders, in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

Portfolio Managers

Other Accounts Managed

The following table discloses information concerning other accounts managed by portfolio managers of the Fund, as of [                ], 2020:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Jonathan P. Eng	[ ] ([ ].billion)	[ ] ([ ].billion)	[ ] ([ ].billion)	0	0	[ ] ([ ].billion)
Harry W. Hartford	[ ] ([ ].billion)	[ ] ([ ].billion)	[ ] ([ ].billion)	0	0	[ ] ([ ].billion)
Sarah H. Ketterer	[ ] ([ ].billion)	[ ] ([ ].billion)	[ ] ([ ].billion)	0	0	[ ] ([ ].billion)
Ellen Lee	[ ] ([ ].billion)	[ ] ([ ].billion)	[ ] ([ ].billion)	0	0	[ ] ([ ].billion)
Conor Muldoon	[ ] ([ ].billion)	[ ] ([ ].billion)	[ ] ([ ].billion)	0	0	[ ] ([ ].billion)
Steven Nguyen	[ ] ([ ].billion)	[ ] ([ ].billion)	[ ] ([ ].billion)	0	0	[ ] ([ ].billion)
Alessandro Valentini	[ ] ([ ].billion)	[ ] ([ ].billion)	[ ] ([ ].billion)	0	0	[ ] ([ ].billion)
Joe Gubler	[ ] ([ ].billion)	[ ] ([ ].billion)	[ ] ([ ].billion)	0	0	[ ] ([ ].billion)

These portfolio managers also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, wrap fee programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Fund they manage that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Fund or pay performance-based fees to the Investment Adviser. The Investment Adviser has investments in certain series of the Trust. All of the portfolio managers have personal investments in one or more of the series of the Trust. Mr. Hartford and Ms. Ketterer each holds (through estate planning vehicles) a controlling voting interest in the Investment Adviser’s parent holding company and Messrs. Eng, Muldoon, Nguyen, Valentini and Gubler and Ms. Lee (directly or through estate planning vehicles) have minority ownership interests in the Investment Adviser’s parent holding company.

Actual or potential conflicts of interest arise from the Fund’s portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. The Investment Adviser has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. The Investment Adviser has a policy that it will not enter into a short position in a security on behalf of any Fund or other client account if, at the time of entering into the short position, the Fund or any other client account managed by the Investment Adviser holds a long position in a security of the issuer. The Investment Adviser also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of the Investment Adviser. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Compensation

Ms. Ketterer and Mr. Hartford, the chief executive officer and president of the Investment Adviser, respectively, receive annual salary and are entitled, as controlling owners of the firm’s parent holding company, to distributions of the holding company’s profits based on their ownership interests. They do not receive incentive compensation. The other portfolio managers receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of profits based on their minority ownership interests in the firm’s parent holding company. The Investment Adviser’s Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Fund or any single client account managed by the Investment Adviser, but take into account the performance of the individual portfolio manager, the relevant team, and the Investment Adviser’s overall performance and financial results. For “fundamental” portfolio managers (i.e., those who are not members of the quantitative research team), the performance of stocks selected for Fund and client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. The Investment Adviser takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

Ownership of Securities

Since the Fund had not commenced operations as of the date of this Statement of Additional Information, the portfolio managers do not beneficially own securities of the Fund at this time.

Administration Arrangements

The Administrator is a Delaware statutory trust and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems and brokerage and information services to financial institutions, institutional investors and money managers.

The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, as amended, the Administrator provides the Trust with administrative services, including portfolio accounting, regulatory reporting and all necessary office space, equipment, personnel and facilities for such services. For these administrative services, the Trust pays the Administrator tiered asset based fees, calculated based on the aggregate average daily net assets of the Trust, subject to a minimum fee. The Administrator’s fee is charged to the Fund in proportion to the Fund’s net assets in relation to the other series of the Trust. Because the Fund has not commenced operations as of the date of this Statement of Additional Information, it has not paid any administration fees to the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement remains in effect through October 31, 2021 and, thereafter, for successive periods of one year unless terminated by either party on not less than 90 days’ prior written notice to the other party.

Distribution Arrangements

The Distributor, a wholly owned subsidiary of SEI Investments, has its principal business offices at One Freedom Valley Drive, Oaks, PA 19456. The Distributor and the Trust are parties to a distribution agreement (the “Distribution Agreement”). The Distributor does not receive compensation from the Fund for distribution of shares of the Fund. Pursuant to an agreement between the Investment Adviser and the Distributor, the Investment Adviser pays out of its own resources for all distribution services provided to the Fund under the Distribution Agreement.

Unless earlier terminated as described below, the Distribution Agreement for the Fund will remain in effect through September 20, 2022 and from year to year thereafter if approved annually (a) by the Board of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party. The Distribution Agreement may be terminated with respect to the Fund by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days’ written notice by either party, or upon assignment by the Distributor.

Shareholder Service Arrangements

The Trust has adopted a Shareholder Service Plan and Agreement for the Investor Class shares of the Fund (the “Service Plan”) pursuant to which the Distributor is authorized to pay compensation to financial institutions (each a “Service Provider”) that agree to provide certain non-distribution shareholder support services for their customers or account holders who are the beneficial or record owners of shares of the Fund. In consideration for such services, a Service Provider is compensated by the Fund whose shareholders it services (through the Distributor) at a maximum annual rate of up to 0.25% of the average daily NAV of shares of the Fund serviced by the Service Provider.

The Distributor and/or the Fund may enter into a Shareholder Service Provider Agreement with a Service Provider pursuant to which the Service Provider agrees to provide certain shareholder support services to its customers who own shares of the Fund. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in shares; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and distribution notices and tax forms) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (viii) assisting shareholders in changing distribution options, account designations, and addresses; (ix) providing subaccounting with respect to shares beneficially owned by shareholders; (x) processing distribution payments from the Fund on behalf of shareholders; and (xi) providing such other similar services as the Fund may reasonably request to the extent that the Service Provider is permitted to do so under applicable laws or regulations.

The Investment Adviser makes payments out of its own resources to certain financial institutions for providing services intended to result in the sale of Fund shares or for shareholder service activities. These payments by the Investment Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per account fees, sales fees of up to 0.08% of sales of Fund shares, and annual asset-based charges of up to 0.16% of the average daily NAV of shares of the Fund serviced by the financial institutions. Payments to certain intermediaries are subject to annual minimums of up to $25,000. These payments may create a conflict of interest by influencing the broker or financial intermediary to recommend the Fund over another investment.

The following financial institutions are parties to agreements entitling them to receive payments from the Distributor under the Service Plan and/or the Investment Adviser from its own resources, as indicated:

Service Provider	Payments Received From
Ascensus, Inc.	Distributor
Benefit Plan Administrative Services	Distributor and Investment Adviser
Benefit Trust Company	Distributor and Investment Adviser
Reliance Trust Company (formerly BMO Harris Bank)	Distributor and Investment Adviser
Charles Schwab & Co., Inc.	Distributor and Investment Adviser
CIBC World Markets Corp	Distributor
Circle Trust Company	Distributor
Citicorp Investment Services	Distributor and Investment Adviser
Citigroup Global Markets Inc.	Distributor and Investment Adviser
E*Trade Clearing LLC	Distributor
Edward D. Jones & Co.	Investment Adviser
Fidelity Brokerage Services LLC / National Financial Services LLC	Distributor and Investment Adviser
Fidelity Investments Institutional Services Company, Inc.	Distributor and Investment Adviser
Great-West Retirement Services/GWFS Equities, Inc.	Distributor
Goldman, Sachs & Co.	Investment Adviser
Voya Financial, Inc.	Distributor and Investment Adviser
Howard Johnson & Co.	Distributor
John Hancock Trust Company	Distributor and Adviser
JPMorgan Chase Bank, N.A.	Investment Adviser
J.P. Morgan Retirement Plan Services, LLC	Distributor and Investment Adviser
J.P. Morgan Securities LLC	Distributor and Investment Adviser
Lincoln Retirement Service Company, LLC	Investment Adviser
Massachusetts Mutual Life Insurance Company	Distributor and Investment Adviser
Mercer HR Services, LLC	Distributor and Investment Adviser
Merrill Lynch / Financial Data Services, Inc.	Distributor and Investment Adviser
MML Investors Services LLC	Distributor and Investment Adviser
Mid-Atlantic Capital Corp	Distributor
Minnesota Life Insurance Company / Securian Financial Group	Distributor and Investment Adviser
Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. LLC	Distributor and Investment Adviser
Nationwide Financial Services, Inc.	Distributor and Investment Adviser
NYLife Distributors LLC	Distributor and Investment Adviser
Oppenheimer & Co. Inc.	Distributor
Pershing LLC / BNY Mellon N.A.	Investment Adviser
Prudential Investment Management Services LLC / Prudential Investments LLC	Investment Adviser
Raymond James Financial Services, Inc.	Investment Adviser
RBC Capital Markets Corporation	Investment Adviser
Standard Insurance Company	Investment Adviser
SunGard Institutional Brokerage, Inc.	Distributor
TD Ameritrade Clearing, Inc.	Distributor and Investment Adviser
TD Ameritrade Trust Company	Distributor and Investment Adviser
Teachers Insurance and Annuity Association of America	Distributor and Investment Adviser
T. Rowe Price Retirement Plan Services, Inc. T. Rowe Price Investment Services, Inc.	Distributor and Investment Adviser

Service Provider	Payments Received From
Trust Company of America	Distributor
UBS Financial Services Inc.	Distributor and Investment Adviser
United of Omaha Life Insurance Company and Companion Life Insurance Company	Distributor
U.S. Bank, N.A.	Distributor and Investment Adviser
VALIC Retirement Services Company	Distributor and Investment Adviser
The Vanguard Group, Inc./Vanguard Marketing Corporation	Distributor and Investment Adviser
Wells Fargo Advisors, LLC	Distributor and Investment Adviser
Wells Fargo Bank, N.A.	Distributor and Investment Adviser
Wilmington Trust Company/Broadridge Business Process Outsourcing, LLC	Distributor and Investment Adviser
Conduent HR Services, LLC (formerly Xerox HR Solutions, LLC)	Distributor and Investment Adviser

Code of Ethics

The Board has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Trust and the Investment Adviser (the “Code of Ethics”). The Code of Ethics significantly restricts the personal investing activities of the officers, Trustees and employees of the Investment Adviser with access to investment information (“access persons”) and, as described below, imposes additional restrictions on the Fund’s investment personnel.

The Code of Ethics requires that access persons who are employees of the Investment Adviser preclear personal securities investments, with limited exceptions, such as mutual funds, high-quality short-term securities, direct obligations of the U.S. government, and municipal securities. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. No access person may purchase or sell any security (except certain exempt securities) that at the time is being purchased or sold, or to the knowledge of the access person is being considered for purchase or sale, by the Fund. Further, access persons are restricted from investing in securities which the Fund is trading, and are prohibited from profiting on short-term trading in securities. All employees are prohibited from trading in a security while in possession of material nonpublic information and from engaging in transactions intended to manipulate the market.

The Board has also approved a separate Code of Ethics under Section 406 of the Sarbanes-Oxley Act applicable to the Trust’s president and treasurer. This Code of Ethics addresses conflicts of interest, disclosure and compliance, and reporting and accountability for principal executives and senior financial officers.

Proxy Voting Policies and Procedures

The Investment Adviser votes the proxies of companies owned by the Fund. The Investment Adviser votes proxies solely in what the Investment Adviser believes is the best interests of the Fund and its shareholders in accordance with its Proxy Voting Policies and Procedures. The Investment Adviser votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. The Investment Adviser recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, the Investment Adviser generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. The Investment Adviser generally votes with management on social issues because it believes management is responsible for handling them. The Investment Adviser generally votes against anti-takeover mechanisms. The Investment Adviser votes other matters – including equity-based compensation plans – on a case-by-case basis.

The Investment Adviser’s interests may conflict with the interests of the Fund on certain proxy votes where the Investment Adviser might have significant business or personal relationships with the company or its officers. The Investment Adviser’s chief operating officer in consultation with the general counsel and CCO decides if a vote involves a material conflict of interest. If so, the Investment Adviser will either (i) obtain instructions or consent from the Trustees on voting, (ii) vote in accordance with a “for” or “against” or “with management” guideline if one applies, or (iii) if no such guideline applies, follow the recommendation of a third party proxy voting consultant unaffiliated with the Investment Adviser, such as ISS. To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships, and proxy votes involving issuers where a significant relationship has been identified by the proxy research provider will be reviewed by the Investment Adviser’s chief operating officer.

Foreign proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Investment Adviser’s ability to vote. For example, the Investment Adviser might refrain from voting if it or its agents are required to appear in person at a shareholder meeting or if the exercise of voting rights would result in the imposition of trading or other ownership restrictions. As a result, the Fund’s foreign proxies will be voted on a best efforts basis only and the Investment Adviser may decide not to vote a foreign proxy if the Investment Adviser determines that it would be impractical or disadvantageous to do so. In addition, the Investment Adviser will not vote proxies (U.S. or foreign) if it does not receive adequate information from the Fund’s custodian in sufficient time to cast the vote. To assist in voting proxies, the Investment Adviser may use independent research and recordkeeping software provided by third parties. This is only a summary of the Investment Adviser’s Proxy Voting Policies and Procedures.

Information regarding how the Fund voted proxies of companies owned by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-866-947-7000 and (2) on the Commission’s website at http://www.sec.gov.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Reference is made to “How to Purchase, Exchange and Sell Fund Shares” in the Prospectus for certain information as to the purchase of Fund shares.

The Fund issues two classes of shares: Investor Class and Institutional Class. Each Investor Class and Institutional Class share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Investor Class shares bear the expenses of ongoing shareholder service fees. The shareholder service fees that are imposed on Investor Class shares are imposed directly against Investor Class shares and not against all assets of the Fund, and, accordingly such charges do not affect the net asset value of Institutional Class shares. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that shareholder service fees in relation to Investor Class shares are borne exclusively by that class.

The Fund offers its shares at a public offering price equal to the next determined NAV. The applicable offering price for purchase orders is based upon the NAV of the Fund next determined after receipt of the purchase, exchange or redemption order by DST Systems, Inc., P.O. Box 219085, Kansas City, Missouri 64121-7159 or an authorized financial intermediary. Purchases, exchanges and redemptions may be made through the

Transfer Agent on days when the New York Stock Exchange (“NYSE”) is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or, as applicable, the weekday any such holiday is observed). Shares of the Fund are offered on a continuous basis.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the Commission by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the Commission has by order permitted. The Trust also reserves the right to suspend exchanges or sales of shares of the Fund for any period during which the NYSE, the Investment Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Fund may enter into agreements with broker-dealers or other financial intermediaries (in some cases, “supermarket” arrangements) allowing investors to purchase, exchange and redeem shares of the Fund through the financial intermediary. In connection with these arrangements, the Fund will authorize the financial intermediary to accept on its behalf purchase, exchange and redemption orders. In turn, the financial intermediary is authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase, exchange or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after accepted by an authorized financial intermediary or the financial intermediary’s authorized designee and timely transmitted to the Fund. In addition, a financial intermediary or its designee may charge its customers transaction fees on the purchase, exchange or sale of the Fund’s shares.

Purchase orders received prior to 4:00 p.m. Eastern Time, which includes orders received after the determination of NAV on the previous day, will receive the current business day’s NAV. Note that your financial intermediary’s deadline to receive your order may be earlier than this deadline. Purchase orders received after 4:00 p.m. Eastern Time will be processed using the next trading day’s price. See “Pricing of Shares – Determination of Net Asset Value” below for additional information.

Issuance of Fund Shares for Securities

Investors may purchase the Fund’s shares for consideration consisting of securities rather than cash when, in the judgment of the Investment Adviser, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid, and (c) have a value that is readily ascertainable via listing on or trading in a recognized U.S. or international exchange or market.

Exchanges

Investors may only exchange shares of the Fund into other series of the Trust within the same share class. As described in the Prospectus, exchanges are subject to the minimum investment requirements of the series purchased, and exchange minimums and maximums.

Investors may exchange shares by mail, telephone, or over the Internet, as described in the Prospectus. An exchange of shares will have the same tax consequences as a redemption of shares. Exchange orders received prior to 4:00 p.m. Eastern Time, which includes orders received after the determination of NAV on the previous day, will receive the current business day’s NAV. Exchange orders received after 4:00 p.m. Eastern Time will be processed using the next trading day’s price.

Exchanges between series of the Trust can be made only if the accounts are registered identically in the same name(s), address and Social Security number or other taxpayer identification number.

If shares are held through a financial intermediary, contact the intermediary to exchange Fund shares. Financial intermediaries may have their own limitations, restrictions or fees on exchange requests. Shares held in employer-sponsored retirement plans may be exchanged into other series of the Trust by contacting the investor’s plan administrator or recordkeeper.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund’s Transfer Agent. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as such names appear on the Transfer Agent’s register. The signatures on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the address of record on the Transfer Agent’s register and (iii) the address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-866-947-7000. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the shareholder’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund may temporarily suspend telephone transactions at any time.

Shareholders may experience difficulty in conducting telephonic redemptions during times of drastic economic or market changes. In the event shareholders are unable to redeem shares via telephone, they should try other available methods of redemption, such as mail.

As discussed in the Prospectus, a shareholder may also redeem shares via the Fund’s website at www.causewayfunds.com. The Fund will take certain precautions to protect your account from fraud, including requiring authorized users to provide proper identifying information and passwords. However, notwithstanding these precautions, this account feature involves a risk of loss from unauthorized or fraudulent transactions. From time to time, access to your account information on the Internet may not be available due to, among other things, high levels of shareholder activity and routine maintenance of the website. Further, the Fund may temporarily suspend Internet transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. For shareholders redeeming through financial intermediaries, payments will be made on the settlement date agreed between the Trust and the intermediary or through the NSCC system. Redemptions through the automated NSCC system that exceed certain threshold amounts established by the Fund will be removed from processing by the Transfer Agent and processed manually with payments sent within seven calendar days. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares (15 calendar days). In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Securities dealers and other financial intermediaries have the responsibility of submitting redemption requests received from customers prior to 4:00 p.m. Eastern Time to the Fund within agreed upon time deadlines to obtain that day’s closing price. The Fund reserves the right to reject any order for redemption, which right of rejection might adversely affect shareholders seeking redemption through financial intermediaries.

Redemption in Kind

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, or if a shareholder requests redemption in kind and the Fund determines that it would not be detrimental to the best interests of the remaining shareholders of the Fund to make payment in kind, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

PRICING OF SHARES

Determination of Net Asset Value

The purchase, exchange and redemption price of shares is the net asset value of each share or NAV. The Fund’s securities are valued by the Fund’s Administrator pursuant to valuations provided by independent pricing services (generally, last reported sale prices), unless there is no readily ascertainable market value for a security or if the Fund’s Fair Value Committee thinks a market price is unreliable. Fund securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or OTC for which market quotations are available are valued at the last reported sale price (“regular way”) as of the close of regular trading on each Business Day (defined as days on which the NYSE is open for business) or, if there is no such reported sale, at the last reported bid price for long positions and at the last available ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded, and the settlement prices are provided by an independent source. On days when there is excessive volume or market volatility or when a futures contract does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time the Fund calculates its NAV. On these days, the best available price (which is typically the last sale price) may be used to value the Fund’s futures contracts. Other investments, including related options and forward FX contracts and swaps, are stated at market value. The prices for foreign securities are reported in local currency and converted into U.S. dollars at the currency exchange rate quoted at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the most recently quoted sale price. The pricing services rely primarily on prices of actual market transactions and trader quotations. The pricing services may also use matrix systems to determine valuations for fixed income securities. These systems consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Investments in mutual funds that are not ETFs are valued daily at the NAV.

If there is no readily ascertainable market value for a security or if the Fund thinks a market price is unreliable, the Fund’s Fair Value Committee will make a good faith determination of the “fair value” of the security under policies and procedures adopted by the Board. The Board has approved the use of a third-party fair valuation vendor for equity securities that are traded primarily on foreign exchanges. The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each foreign security. The Fund will value its foreign securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds established by the Fair Value Committee. The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets.

The Fund will own securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares. It is possible that market timers or “arbitrageurs” may buy or sell Fund shares in short-term trades to seek to profit from predicted price movements in foreign markets not yet reflected in the Fund’s NAV. Such trades may adversely affect existing shareholders.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, if the Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer-specific factors. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of a security determined by this method is higher or lower than the price the Fund would receive if it sold the security.

The NAV of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets held by the Fund (including interest and dividends accrued but not yet received) minus all liabilities attributable to the Fund (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the shareholder service fees paid by Investor Class shares, are accrued daily. The per share NAV of Investor Class shares of the Fund will reflect the daily expense accruals of the shareholder service fees applicable to Investor Class shares.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m. Eastern Time. The values of such securities used in computing the NAV of the Fund’s shares are determined as of such time. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m. Eastern Time that may not be reflected in the computation of the Fund’s NAV.

Each investor may add to or reduce its investment in the Fund on each day the NYSE is open for trading. The value of each investor’s interest in the Fund will be determined as of 4:00 p.m. Eastern Time on each Business Day by multiplying the NAV of the Fund by the number of shares held by the investor. Any additions or withdrawals to be effected on that day will then be effected.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board, the Investment Adviser is responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. In executing transactions with brokers and dealers, the Trust’s policy is that the Investment Adviser shall seek to obtain the best available price in the best available market so that the Trust’s total costs or proceeds are the most favorable under the circumstances, taking into account all relevant factors. In placing agency brokerage, the Investment Adviser considers the size and nature of an order, the difficulty of execution and the full range and quality of a broker-dealer’s services, including among other things:

•	Execution capability,

•	Brokerage and research services,

•	Responsiveness,

•	Level of commission rates charged,

•	Financial soundness,

•	Back office processing capabilities, and

•	Participation in client commission recapture or directed brokerage programs.

For foreign exchange and other principal trades, the Investment Adviser considers the bid and/or offer price and also considers the factors described above, excluding brokerage and research services, commission rates, and client commission recapture programs, which factors are not applicable to principal trades.

The Investment Adviser is not required to adhere to any rigid formulas in selecting broker-dealers, but weighs a combination of some or all of the factors noted above. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for the Fund and the Investment Adviser’s other clients. The Investment Adviser’s traders monitor prices of full service equity trades by comparing completed equity trades to the stock’s volume-weighted average price (“VWAP”) for the trading day. Portfolio managers and research analysts assess brokers based on research services and communicate assessments to the Trading Desk. Portfolio managers and traders receive weekly and annual reports listing brokers and commissions, monitor the amount of commissions allocated among broker-dealers and seek to allocate transactions to broker-dealers who provide superior execution and research services. In addition, the Investment Adviser uses a third party service provider to assist the firm in assessing best execution. These assessments are distributed to relevant portfolio managers, traders, and compliance staff and reviewed semi-annually at meetings of the Investment Adviser’s Best Execution Group.

For equity agency trades, the Investment Adviser may consider proprietary or third party brokerage and research services provided by broker-dealers as a factor in their selection. The Investment Adviser may effect securities transactions that cause the Fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by the Investment Adviser, viewed in terms of either the specific transaction or the Investment Adviser’s overall responsibilities to the accounts, including the Fund, for which it exercises investment discretion.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts. Research services furnished by broker-dealers may be used in servicing all the Investment Adviser’s accounts and not all such services may be used in connection with the Fund or any other particular account of the Investment Adviser which paid commissions to the broker-dealer providing such services.

Pursuant to Commission interpretative guidance, the Investment Adviser uses commission sharing arrangements (“CSAs”) with certain brokers. These CSA brokers execute trades and credit soft dollars to pools from which the Investment Adviser directs payments to the CSA brokers, third-party brokers, and independent research providers based on commission targets. The use of CSAs is intended to assist the Investment Adviser in providing credits to brokers who, in its judgment, provide the best access to analysts and management, and to independent research providers, while using reliable execution brokers which the Investment Adviser believes will benefit the Investment Adviser’s accounts, including the Fund.

The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the U.S. generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the U.S. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S.

Foreign equity securities may also be held by the Fund in the form of ETFs, depositary receipts including ADRs, EDRs, GDRs, and SDRs, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the U.S. or Europe or other countries, as the case may be. ADRs and ETFs, like other securities traded in the U.S., will be subject to negotiated commission rates. The Fund’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that they will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser when one or more clients of the Investment Adviser are selling the same security. Transactions in such securities will be made, insofar as feasible, for the Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Because the Fund had not commenced operations as of the date of this Statement of Additional Information, it has not paid any brokerage commissions.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund by calling 1-866-947-7000, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement plan or Coverdell education savings account in the Fund is $5,000. Dividends and other distributions received by retirement plans and those accounts generally are exempt from federal income taxation. Different tax rules apply to Roth IRAs and Coverdell educational savings accounts. Investors considering participation in any retirement or savings plan or account should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan or account.

Automatic Dividend Reinvestment Plan

Shareholders may, at any time, by written notice to their selected securities dealer, or other financial intermediary if their account is maintained with an intermediary, or by written notice or telephone call to the Transfer Agent (tel: 1-866-947-7000) or online at www.causewayfunds.com, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or net capital gains paid on shares of the Fund in cash, rather than reinvested in shares of the Fund (provided that, if a dividend on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such dividend in cash, but it will automatically be reinvested in additional Fund shares). These instructions will take effect ten days after the receipt by the Transfer Agent of such notice. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

FEDERAL TAX ASPECTS

General

The Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”). (All “section” references in this part of this Statement of Additional Information are to the Code.) By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income and net-tax exempt income (“Distribution Requirement”) and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from interests in certain publicly traded partnerships that are treated as partnerships for federal tax purposes and derive less than 90% of their gross income from the items described in clause (1)(a) (so-called “qualified publicly traded partnerships”) (each, a “QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions — then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), the part thereof that is “qualified dividend income” (generally, dividends it receives or stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) (“QDI”) would be subject to federal income tax at the rate for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund generally intends to meet this distribution requirement to avoid Excise Tax liability.

Special Tax Treatment

Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions, (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Foreign Investments

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (collectively, “foreign taxes”) that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations – which is likely -- the Fund will be eligible to, and intends to, file an election with the Internal Revenue Service (“Service”) that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its foreign-source income.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and whose foreign source income is all “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes the Fund paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends it receives are effectively connected with the conduct of a U.S. trade or business.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on that stock or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individuals’ and certain other non-corporate shareholders’ QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which the election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

The Fund may invest in ownership interests in foreign income, royalty, and similar trusts. The tax consequences to the Fund of an investment in such a trust depend on the trust’s classification for federal tax purposes, generally as a corporation or a partnership:

(1) If such a trust is classified as a corporation, it would be a PFIC (with the income tax consequences to the Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the trust to the Fund would be treated as dividends that, under certain circumstances, would be treated as QDI; or

(2) If such a trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to the Fund under the Income Requirement. But if such a trust is not a QPTP, then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (b) if not, the Fund would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized by the Fund in the same manner as realized by the trust, and any non-qualifying income of the trust would pass-through to the Fund.

Derivatives and Foreign Currencies

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, and swap agreements involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives from its business of investing in securities or foreign currencies, if any, will be treated as qualifying income under the Income Requirement. The Fund monitors its transactions, and seeks to make appropriate tax elections and entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment, or enters into a swap agreement, to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and Excise Taxes.

The Fund’s need to satisfy the Income Requirement and the Diversification Requirements to qualify as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement — in particular, whether such a payment is, wholly or partially, ordinary income or capital gain — will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the Service. While the Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the Service might not accept that treatment. If it did not, the Fund’s status as a RIC might be affected. The Fund intends to monitor developments in this area.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) — but generally excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement — in which the Fund invests may be subject to section 1256 (collectively “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., regarding the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

Under section 988, any gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swap agreements) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to its shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares. Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all, or any substantial part, of its holdings of foreign currencies to U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.

Section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments and swap agreements in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of its gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If the Fund writes (sells) a covered call option that expires, it will realize a short-term capital gain at the time of the expiration equal to the amount of the premium it received for writing the option. If the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. If such an option is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If the Fund has an “appreciated financial position” — generally, any position (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

Capital Loss Carryovers

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals are applicable to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Equalization Accounting

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

Taxation of the Fund’s Shareholders

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually. The per-share dividends on the Fund’s Investor Class shares will normally be lower than the per-share dividends on its Institutional Class shares as a result of the shareholder service fees applicable to the Investor Class shares.

Any capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder. A redemption of those shares at that time, however, would result in a capital loss for federal income tax purposes.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”). The IRS has recently issued proposed regulations permitting a RIC to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the proposed regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC (such as the Fund) to pass through the special character of MLP Income to the RIC’s shareholders.

Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption from withholding tax, and a portion of the Fund’s distributions (e.g., interest and dividends from foreign sources or any foreign currency gains) would be ineligible for such exemption.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on income dividends paid by the Fund. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. Entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under section 1471(b) of the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report any required information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

*    *    *    *    *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), or differing interpretations, any of which may be prospective or retroactive. Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

GENERAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by separate series of shares. The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular fund. Each share represents an interest in a series proportionately equal to the interest of each other share, except that the Investor Class shares are subject to shareholder service fees. The holders of shares have no preemptive or conversion rights. Shares when issued pursuant to the Prospectus are fully paid and non-assessable. Upon a series’ liquidation, all shareholders would share pro rata in the net assets of the fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares.

The Trust or the Fund may be terminated if approved by the Trustees pursuant to written notice to shareholders or by the approval of the holders of a majority of the Trust’s (or the Fund’s) outstanding shares, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2)  more than 50% of the outstanding shares of the Fund. If not so terminated, the Trust and the Fund will continue indefinitely.

Trustee and Shareholder Liability

The Declaration of Trust provides that the Trustees will not be liable for any act, omission or obligation of the Trust or any Trustee, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Under Delaware law, the shareholders of the Trust enjoy the same limitations extended to shareholders of private for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held liable for the Trust’s obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides that every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or any portfolio shall include a recitation limiting the obligation represented thereby to the Trust and its assets or to one or more portfolios and their assets. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the Trust’s obligations solely by reason of being or having been a shareholder and not because of his/her/its acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

Other Information

The Prospectus and this Statement of Additional Information, any contracts filed as exhibits to the Trust’s registration statement, related regulatory filings, and any other Fund communications or disclosure documents do not create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents, enter into or amend other contracts, and interpret its investment objective, policies, restrictions and contractual provisions applicable to it, without shareholder approval except where shareholder approval is specifically required by law or the Trust’s governing documents or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Prospectus or Statement of Additional Information. Further, shareholders are neither parties nor intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Adviser or other parties providing services to the Fund.

Independent Registered Public Accounting Firm

[                ], has been selected as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Custodian

The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217, acts as custodian of the Fund’s assets (the “Custodian”). Under its contract with the Trust, the Custodian is authorized to establish and maintain one or more securities accounts and cash accounts for the Fund and to cause foreign securities owned by the Trust to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust under an agency agreement with the Trust. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104, is counsel for the Trust. Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by Dechert LLP.

Reports to Shareholders

The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. An annual report containing financial statements audited by an independent registered public accounting firm is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gain distributions.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, under the Securities Act and the 1940 Act, to which reference is hereby made.

Financial Statements

The Fund has not commenced operations as of the date of this Statement of Additional Information, and does not yet have financial statements to present. Financial statements will, in the future, be provided in reports to shareholders and will be available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.causewayfunds.com.

Control Persons and Principal Holders of Securities

Since the Fund has not commenced operations as of the date of this Statement of Additional Information, it has not offered its shares to the public. [As of this date, the Fund could be deemed to be under the control of the Investment Adviser because it had voting authority with respect to 100% of the value of the outstanding interests in the Fund. It is expected that, once the Fund commences investment operations, the Investment Adviser will not control the Fund.]

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust(1)

	(2)	Amendment No. 1 to Schedule A to Declaration of Trust(6)

	(3)	Amendment No. 2 to Schedule A to Declaration of Trust(8)

	(4)	Amendment No. 3 to Schedule A to Declaration of Trust(9)

	(5)	Amendment No. 4 to Schedule A to Declaration of Trust(11)

	(6)	Amendment No. 5 to Schedule A to Declaration of Trust(13)

	(7)	Amendment No. 6 to Schedule A to Declaration of Trust(14)

	(8)	Amendment No. 7 to Schedule A to Declaration of Trust(18)

	(9)	Amendment No. 8 to Schedule A to Declaration of Trust^^

(b)	(1)	Amended and Restated Bylaws(23)

(c)	Instruments defining rights of Shareholders – none, see Declaration of Trust

(d)	(1)	Investment Advisory Agreement for Causeway International Value Fund(2)

	(2)	Investment Advisory Agreement for Causeway Emerging Markets Fund(7)

	(3)	Investment Advisory Agreement for Causeway Global Value Fund(9)

	(4)	Investment Advisory Agreement for Causeway International Opportunities Fund(19)

	(6)	Amendment to Investment Advisory Agreement for Causeway Global Value Fund(16)

	(7)	Investment Advisory Agreement for Causeway International Small Cap Fund(20)

	(8)	Investment Advisory Agreement for Causeway Concentrated Equity Fund*

(e)	(1)	Underwriting Agreement*

	(2)	Amendment No. 1 to Distribution Agreement(6)

	(3)	Amendment No. 2 to Distribution Agreement(8)

(f)	Bonus or Profit Sharing Contracts — none

(g)	(1)	Custody Agreements for Causeway International Value Fund(2)

	(2)	Amendment to Custody Agreement for Causeway Emerging Markets Fund(7)

	(3)	Amendment to Custody Agreement for Causeway Global Value Fund(9)

	(4)	Amendment to Custody Agreement for Causeway International Opportunities Fund(12)

	(6)	Amendment to Custody Agreement for Causeway International Small Cap Fund(20)

	(7)	Supplement to the Custody Agreement Hong Kong – China – Stock Connect Service(25)

	(8)	Amendment to Custody Agreement for Causeway Concentrated Equity Fund*

(h)	Other Material Contracts

	(1)	Administration Agreement(2)

	(2)	Amendment No. 1 to Administration Agreement(5)

	(3)	Amendment No. 2 to Administration Agreement / Amendment No. 1 to Distribution Agreement(6)

	(4)	Amendment No. 3 to Administration Agreement(7)

	(5)	Amendment No. 4 to Administration Agreement(9)

	(6)	Amendment No. 5 to Administration Agreement(11)

	(7)	Amendment No. 6 to Administration Agreement(12)

	(8)	Amendment No. 7 to Administration Agreement(14)

	(9)	Amendment No. 8 to Administration Agreement(16)

	(10)	Amendment No. 9 to Administration Agreement(20)

	(11)	Amendment No. 10 to Administration Agreement(21)

	(12)	Shareholder Service Plan and Agreement(2)

	(13)	Amendment No. 11 to Administration Agreement(23)

	(14)	Amendment to Administration Agreement Adding Additional Services(26)

	(15)	Amendment No. 13 to Administration Agreement(26)

	(16)	Amendment No. 14 to Administration Agreement*

	(17)	Expense Limit Agreement for Causeway International Small Cap Fund(26)

	(18)	Expense Limit Agreement for Causeway International Value Fund(26)

	(19)	Expense Limit Agreement for Causeway Emerging Markets Fund(26)

	(20)	Expense Limit Agreement for Causeway Global Value Fund(26)

	(21)	Expense Limit Agreement for Causeway International Opportunities Fund(26)

	(22)	Expense Limit Agreement for Causeway Concentrated Equity Fund*

(i)	Legal Opinion*

(j)	Other Opinions

	(1)	Consent of independent registered public accounting firm*

(k)	Omitted Financial statements – none

(l)	Initial Capital Agreement(2)

(m)	Rule 12b-1 Plan – not applicable

(n)	(1)	Rule 18f-3 Plan(2)

	(2)	Amended Rule 18f-3 Plan(15)

	(3)	Amended Rule 18f-3 Plan(23)

	(4)	Amended Rule 18f-3 Plan(26)

(o)	Reserved

(p)	(1)	Amended Code of Ethics of Registrant and its investment adviser(26)

	(2)	Amended Code of Ethics of Registrant and its investment adviser^^

(1)	Incorporated by reference from Registrant’s initial Registration Statement filed on August 15, 2001.
(2)	Incorporated by reference from Pre-Effective Amendment No. 1 filed on October 15, 2001.
(3)	Incorporated by reference from Post-Effective Amendment No. 2 filed on January 28, 2003.

(4)	Incorporated by reference from Post-Effective Amendment No. 5 filed on January 28, 2005.
(5)	Incorporated by reference from Post-Effective Amendment No. 6 filed on January 30, 2006.
(6)	Incorporated by reference from Post-Effective Amendment No. 7 filed on November 16, 2006.
(7)	Incorporated by reference from Post-Effective Amendment No. 8 filed on January 30, 2007.
(8)	Incorporated by reference from Post-Effective Amendment No. 9 filed on January 30, 2008.
(9)	Incorporated by reference from Post-Effective Amendment No. 11 filed on April 29, 2008.
(10)	Incorporated by reference from Post-Effective Amendment No. 12 filed on January 30, 2009.
(11)	Incorporated by reference from Post-Effective Amendment No. 13 filed on October 15, 2009.
(12)	Incorporated by reference from Post-Effective Amendment No. 14 filed on December 31, 2009.
(13)	Incorporated by reference from Post-Effective Amendment No. 15 filed on October 14, 2010.
(14)	Incorporated by reference from Post-Effective Amendment No. 19 filed on January 21, 2011.
(15)	Incorporated by reference from Post-Effective Amendment No. 23 filed on January 31, 2012.
(16)	Incorporated by reference from Post-Effective Amendment No. 25 filed on January 28, 2013.
(17)	Incorporated by reference from Post-Effective Amendment No. 27 filed on January 28, 2014.
(18)	Incorporated by reference from Post-Effective Amendment No. 30 filed on August 5, 2014.
(19)	Incorporated by reference from Post-Effective Amendment No. 32 filed on October 15, 2014.
(20)	Incorporated by reference from Post-Effective Amendment No. 33 filed on October 20, 2014.
(21)	Incorporated by reference from Post-Effective Amendment No. 38 filed on January 28, 2016.
(22)	Incorporated by reference from Post-Effective Amendment No. 40 filed on January 26, 2017.
(23)	Incorporated by reference from Post-Effective Amendment No. 42 filed on January 25, 2018.
(24)	Incorporated by reference from Post-Effective Amendment No. 46 filed on July 24, 2018.
(25)	Incorporated by reference from Post-Effective Amendment No. 48 filed on January 25, 2019.
(26)	Incorporated by reference from Post-Effective Amendment No. 50 filed on January 28, 2020.
^^	Filed herewith.
*	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control With Registrant

There are no persons controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VIII of the Registrant’s Declaration of Trust, provides for indemnification of certain persons acting on behalf of the Registrant. Article VIII, Section 8.1 provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission, or obligation of the Registrant or any trustee; provided, however, that nothing contained in the Registrant’s Declaration of Trust or in the Delaware Statutory Trust Act shall protect any trustee against any liability to the Registrant or the shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee.

Article VII, Section 3 of the Registrant’s Bylaws also provides that every person who is, or has been, a trustee or officer of the Registrant is indemnified to the fullest extent permitted by the Delaware Statutory Trust Act, the Registrant’s Bylaws and other applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

See “Management of the Fund” in the Prospectus and Statement of Additional Information.

The Investment Adviser, a Delaware limited liability company, is a registered investment adviser. Information as to the officers and managing member of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Item 32.	Principal Underwriter

(a)

Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act
Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008

SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)

The following table provides information concerning the positions and offices that each director or officer of the Distributor holds with the Distributor and the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Distributor	Positions and Offices with Registrant
William M. Doran	Director	—
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President, & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—

John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows: (a) With respect to Rules 31a-1(b)(2)(i)(a) – (e) and 31a-1(b)(3), the required books and records will be maintained at the offices of Registrant’s Custodian: The Bank of New York Mellon, One Wall Street, New York, NY 10286; (b) With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(b)(2)(i)(c) – (f); 31a-1(b)(2)(ii) – (iii); and 31a-1(b)(3) – (8), the required books and records are maintained at the offices of Registrant’s Administrator: SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456; (c) With respect to Rules 31a-1 (b)(2)(iii); 31a-1(b)(4) – (7); 31a-1 (b)(9) – (11); and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Investment Adviser: Causeway Capital Management LLC, 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025; (d) With respect to Rule 31a-1 (b)(2)(iv), the required books and records are maintained at the offices of the Registrant’s Transfer Agent: DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105; and (e) With respect to Rule 31a-1 (d), the required books and records are maintained at the offices of the Registrant’s Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 52 to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Los Angeles, California on the 12th day of August 2020.

CAUSEWAY CAPITAL MANAGEMENT TRUST

/s/ Turner Swan
By: Turner Swan
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME	TITLE	DATE

/s/ Turner Swan	President	August 12, 2020
Turner Swan

/s/ Eric Kleinschmidt	Treasurer	August 12, 2020
Eric Kleinschmidt

John R. Graham*	Trustee and Chairman of the Board	August 12, 2020
John R. Graham

Lawry J. Meister*	Trustee	August 12, 2020
Lawry J. Meister

Eric H. Sussman*	Trustee	August 12, 2020
Eric H. Sussman

Victoria B. Rogers*	Trustee	August 12, 2020
Victoria B. Rogers

* By	/s/ Turner Swan
(Turner Swan, pursuant to a power of attorney as previously filed)

Exhibit Index

(a) (9) Amendment No. 8 to Schedule A to Declaration of Trust

(p) (2) Amended Code of Ethics of Registrant and its investment adviser